[front cover]

SEPTEMBER 30, 1999

ANNUAL REPORT
------------------
AMERICAN CENTURY

[graphic of stairs]

TARGET MATURITIES TRUST: 2000
TARGET MATURITIES TRUST: 2005
TARGET MATURITIES TRUST: 2010
TARGET MATURITIES TRUST: 2015
TARGET MATURITIES TRUST: 2020
TARGET MATURITIES TRUST: 2025


                                                [american century logo(reg. sm)]
                                                                        American
                                                                         Century

[inside front cover]

TARGET MATURITIES TRUST: 2000
(BTMTX)
----------------------------------------

TARGET MATURITIES TRUST: 2005
(BTFIX)
----------------------------------------

TARGET MATURITIES TRUST: 2010
(BTTNX)
----------------------------------------

TARGET MATURITIES TRUST: 2015
(BTFTX)
----------------------------------------

TARGET MATURITIES TRUST: 2020
(BTTTX)
----------------------------------------

TARGET MATURITIES TRUST: 2025
(BTTRX)
----------------------------------------


Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the Year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years--99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, our systems have been modified, tested and returned to production, and we have tested our systems with our vendors and business partners.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We have conducted practice drills of contingency scenarios and will continue to refine our plans during the rest of 1999 to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the Year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

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Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]

     Strong economic growth and increasing inflation anxiety resulted in higher interest rates during the year ended September 30, 1999. The recovery of overseas economies and unabated U.S. growth reignited inflation fears and pushed interest rates higher. While the Federal Reserve (the U.S. central bank) saw fit to cut short-term interest rates three times during the fall of 1998, the Fed raised rates twice during the summer of 1999.

     As market behavior and Fed interest rate policy swung from one extreme to the other, zero-coupon Treasury bonds posted negative returns. The American Century Target portfolios, which are managed to closely track the performance of Treasury zeros, suffered a similar fate.

     Turning to corporate matters, American Century has long been an active supporter of the development and use of technologies that improve the efficiencies of capital markets, lower the costs of trading securities, and ultimately offer better returns for shareholders. Toward that end, we've made strategic investments in several other financial services firms, including Archipelago, Optimark, Tradepoint Financial Networks, W.R. Hambrecht, and, most recently, WorldStreet Corporation. WorldStreet, located in Boston, is developing a customized software application that marries portfolio holdings with real-time market information.

     We're also pleased to announce that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     This isn't American Century's first nod of approval from DALBAR. In June, DALBAR recognized our statement's individual rate of return feature--part of the personalized performance section--as the key reason it ranked our statement second out of 88 mutual fund company statements in the nation.

     One final note -- in the spirit of our ongoing Year 2000 readiness disclosures, we've provided an update on our preparations for Y2K on the inside front cover of this report. We understand that our diligence in this area is very important to you.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                        Chief Executive Officer

[right margin]

                       Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    4
TARGET: 2000
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Schedule of Investments ................................................    8
TARGET: 2005
   Performance Information ................................................    9
   Management Q&A .........................................................   10
   Schedule of Investments ................................................   12
TARGET: 2010
   Performance Information ................................................   13
   Management Q&A .........................................................   14
   Schedule of Investments ................................................   16
TARGET: 2015
   Performance Information ................................................   17
   Management Q&A .........................................................   18
   Schedule of Investments ................................................   20
TARGET: 2020
   Performance Information ................................................   21
   Management Q&A .........................................................   22
   Schedule of Investments ................................................   24
TARGET: 2025
   Performance Information ................................................   25
   Management Q&A .........................................................   26
   Schedule of Investments ................................................   28
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   29
   Statements of Operations ...............................................   31
   Statements of Changes
      in Net Assets .......................................................   33
   Notes to Financial
      Statements ..........................................................   35
   Financial Highlights ...................................................   40
   Report of Independent
      Accountants .........................................................   52
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   53
   Background Information
      Investment Philosophy
         and Policies .....................................................   54
      Comparative Indices .................................................   54
      Fund Benchmarks .....................................................   54
      Investment Team
         Leaders ..........................................................   54
   Glossary ...............................................................   55


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Zero-coupon Treasury bonds produced negative returns during the year ended September 30, 1999.

* Strong economic growth and the threat of rising inflation caused interest rates and bond yields to increase.

* After cutting short-term interest rates three times in late 1998, the Federal Reserve reversed course and raised rates twice in mid-1999.

* Bond yields continued to rise late in the period in anticipation of another Fed rate hike.

* Going forward, we think that most of the increase in yields is behind us, but rates could rise a little further in the coming months if strong economic growth continues or more threatening inflation numbers appear.

TARGET: 2000

* The fund produced a positive return despite rising interest rates.

* We reduced Target: 2000's STRIPS position, selling these securities to meet cash outflows.

* The portfolio's weighted average maturity date shortened during the fiscal year because we sold zeros maturing after the fund's expected liquidation date in 2001.

* As we get closer to the portfolio's liquidation date, we'll be looking at Treasury bills and other short-term Treasury securities as possible fund investments.

* Some of the fund's zeros have already matured, and more will be maturing in the coming months.

* Looking ahead, we will focus on reinvesting proceeds from bond maturities in various Treasury securities.

TARGET: 2005

* The fund produced a negative return, reflecting the rising interest rate environment.

* We bought STRIPS early in the fiscal year as cash came into the Target: 2005 portfolio, and we sold STRIPS later in the fiscal year to meet cash outflows.

* We sold most of the fund's REFCORPs at attractive prices because of strong demand from municipal bond issuers.

*  We replaced the REFCORPs with STRIPS and other receipt zeros.

* The portfolio's weighted average maturity date shortened during the fiscal year because we sold zeros maturing in 2006 and bought zeros maturing in mid-2005.

* Looking ahead, we will look for opportunities to add value through adjustments to the mix of zeros in the portfolio.

TARGET: 2010

* The fund produced a negative return, reflecting the rising interest rate environment.

* We added REFCORPs to Target: 2010's portfolio, gaining 20 basis points (0.20%) in yield over STRIPS.

* The portfolio's weighted average maturity date lengthened slightly during the fiscal year because the REFCORPs we bought mature in 2011.

* Looking ahead, we will look for opportunities to add value through adjustments to the mix of zeros in the portfolio.

[left margin]

                      TARGET: 2000(1)
                          (BTMTX)
       TOTAL RETURNS:               AS OF 9/30/99
          6 Months                          1.62%(2)
          1 Year                            2.48%
       INCEPTION DATE:                    3/25/85
       NET ASSETS:                 $202.9 million(3)

                      TARGET: 2005(1)
                          (BTFIX)
       TOTAL RETURNS:               AS OF 9/30/99
          6 Months                         -1.63%(2)
          1 Year                           -5.44%
       INCEPTION DATE:                    3/25/85
       NET ASSETS:                 $492.8 million(3)

                      TARGET: 2010(1)
                          (BTTNX)
       TOTAL RETURNS:               AS OF 9/30/99
          6 Months                         -4.06%(2)
          1 Year                          -11.10%
       INCEPTION DATE:                    3/25/85
       NET ASSETS:                 $241.8 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 5, 9, and 13. Investment terms are defined in the Glossary on pages 55-56.


2      1-800-345-2021


Report Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

TARGET: 2015

* The fund produced a negative return, reflecting the rising interest rate environment.

* We expanded Target: 2015's STRIPS position as new investments came into the portfolio.

* We sold some of the fund's REFCORPs at attractive prices because of strong demand from municipal bond issuers.

* The portfolio's weighted average maturity date remained very close to the maturity date of the benchmark.

* Looking ahead, we will look for opportunities to add value through adjustments to the mix of zeros in the portfolio.

TARGET: 2020

* The fund produced a negative return, reflecting the rising interest rate environment.

* Shareholders withdrew about $120 million from Target: 2020 during the past year, so we sold STRIPS to meet these withdrawals.

* These sales resulted in some taxable capital gains, which will result in a fairly large capital gains distribution in December 1999 (see page 22 for more details).

* The portfolio's weighted average maturity date shortened slightly during the fiscal year.

* Looking ahead, we will look for opportunities to add value through adjustments to the mix of zeros in the portfolio.

TARGET: 2025

* The fund produced a negative return, reflecting the rising interest rate environment.

* Target: 2025 brought in more than $400 million in new investments over the last year, and we invested the new money in STRIPS, which are now 86% of the portfolio.

* We focused our purchases on STRIPS maturing in early 2025, which performed better than STRIPS with maturity dates later in 2025.

*  We continued to use securities lending as a way to enhance returns.

* Looking ahead, we will look for opportunities to add value through adjustments to the mix of zeros in the portfolio.

[right margin]

                     TARGET: 2015(1)
                         (BTFTX)
       TOTAL RETURNS:                AS OF 9/30/99
          6 Months                          -5.39%(2)
          1 Year                           -13.70%
       INCEPTION DATE:                      9/1/86
       NET ASSETS:                  $218.2 million(3)

                     TARGET: 2020(1)
                         (BTTTX)
       TOTAL RETURNS:                AS OF 9/30/99
          6 Months                          -7.24%(2)
          1 Year                           -17.16%
       INCEPTION DATE:                    12/29/89
       NET ASSETS:                  $317.3 million(3)

                     TARGET: 2025(1)
                         (BTTRX)
       TOTAL RETURNS:                AS OF 9/30/99
          6 Months                          -6.69%(2)
          1 Year                           -17.21%
       INCEPTION DATE:                     2/15/96
       NET ASSETS:                  $755.4 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 17, 21, and 25. Investment terms are defined in the Glossary on pages 55-56.


                                                www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income

PERFORMANCE OVERVIEW

     Rising interest rates led to negative returns for zero-coupon Treasury bonds (zeros) during the year ended September 30, 1999. Short-term zeros, which are the least sensitive to interest rate changes, produced modest gains for the year, but the rest of the market suffered losses ranging from 5-20% (see the table at left).

INTERESTING TIMES

     What a difference a year makes. In late 1998, global economic turmoil and volatile financial markets led investors to seek safe haven in Treasury bonds. In addition, the Federal Reserve (the U.S. central bank) cut short-term interest rates three times to help stabilize the markets. In this environment, Treasury yields fell to all-time lows.

     Fast forward to September 1999. Economies worldwide showed signs of rebounding, led by the surprising resurgence of economic growth in Japan. The U.S economy was also humming along at a healthy clip, and evidence of rising inflation began to appear. The Fed responded by raising short-term rates twice during the summer. By the end of September, Treasury bond yields had risen to their highest levels in two years.

REVERSAL OF FORTUNE

     Why the dramatic change? The series of rate cuts by the Fed in late 1998 were successful--overseas economies stabilized, investor confidence returned, and the financial markets settled down.

     But the Fed's rate cuts also provided fuel to a domestic economic engine that was already cruising at high speed. With low interest rates and stock-market wealth encouraging rampant consumer spending, the U.S. economy grew at a 6% annual rate in the fourth quarter of 1998 and a 4.3% annual pace in the first quarter of 1999.

     This level of economic growth, as well as a surprisingly strong inflation report in April, pushed bond yields higher. By May, the bond market began to fret about the possibility of a short-term interest rate increase. The Fed complied, raising rates at the end of June and again in late August.

     The Fed characterized these rate increases as a reversal of the rate cuts made late last year. The Fed stated that returning short-term rates to mid-1998 levels "should markedly diminish the risk of rising inflation going forward."

NO SATISFACTION

     However, the Fed's words weren't all that soothing for the bond market. Signs of continued economic strength and anecdotal evidence of rising wages were a source of stress for bond investors. Yields continued to rise in anticipation of another Fed rate hike by year's end.

     By the end of September, nearly all zero-coupon Treasury yields were more than 120 basis points (or 1.20%) higher than they were a year ago (see the graph at left). Zeros maturing in 10-15 years took the worst of it, experiencing yield increases of nearly 180 basis points.

[left margin]

"RISING INTEREST RATES LED TO NEGATIVE RETURNS FOR ZERO-COUPON TREASURY BONDS DURING THE YEAR ENDED SEPTEMBER 30, 1999."

[line graph - data below]

RISING YIELD CURVE
FOR TREASURY ZEROS
Years to
Maturity       9/30/98          3/31/99          9/30/99
1               4.41%            4.88%            5.34%
2               4.24%            5.04%            5.50%
3               4.23%            5.16%            5.65%
4               4.19%            5.20%            5.81%
5               4.22%            5.25%            5.96%
6               4.29%            5.35%            6.12%
7               4.36%            5.44%            6.18%
8               4.42%            5.45%            6.24%
9               4.45%            5.53%            6.31%
10              4.59%            5.63%            6.36%
11              4.66%            5.68%            6.43%
12              4.73%            5.73%            6.46%
13              4.81%            5.77%            6.49%
14              4.88%            5.82%            6.53%
15              4.95%            5.87%            6.56%
16              4.99%            5.88%            6.59%
17              5.03%            5.90%            6.60%
18              5.07%            5.91%            6.60%
19              5.11%            5.93%            6.59%
20              5.15%            5.94%            6.59%
21              5.14%            5.93%            6.59%
22              5.14%            5.92%            6.54%
23              5.13%            5.92%            6.48%
24              5.13%            5.91%            6.43%
25              5.12%            5.90%            6.37%
26              5.11%            5.88%            6.32%
27              5.10%            5.86%            6.29%
28              5.08%            5.85%            6.26%
29              5.07%            5.83%            6.24%
30              5.06%            5.81%            6.21%

ZERO-COUPON TREASURY BOND
RETURNS (FOR THE YEAR ENDED 9/30/99)

Coupon STRIPS maturing 11/15/00                   3.07%
Coupon STRIPS maturing 11/15/05                  -4.97%
Coupon STRIPS maturing 11/15/10                 -10.62%
Coupon STRIPS maturing 11/15/15                 -13.31%
Coupon STRIPS maturing 11/15/20                 -16.82%
Coupon STRIPS maturing 11/15/25                 -17.19%

Source: Bloomberg Financial Markets


4      1-800-345-2021


Target: 2000--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

                     INVESTOR CLASS (INCEPTION 3/25/85)                      ADVISOR CLASS (INCEPTION 8/20/98)
                TARGET           11/15/00       MERRILL LYNCH         TARGET           11/15/00        MERRILL LYNCH
              MATURITIES         MATURITY         LONG-TERM         MATURITIES         MATURITY          LONG-TERM
              TRUST: 2000      STRIPS ISSUE     TREASURY INDEX      TRUST: 2000      STRIPS ISSUE      TREASURY INDEX
===========================================================================================================================
6 MONTHS(1)      1.62%            1.88%            -2.56%              1.48%             1.88%             -2.56%
1 YEAR           2.48%            3.07%            -7.59%              2.23%             3.07%             -7.59%
===========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          6.33%            6.87%             8.45%               --                --                  --
5 YEARS          7.51%            8.03%             9.91%               --                --                  --
10 YEARS         8.43%            8.94%             9.31%               --                --                  --
LIFE OF FUND    11.61%           12.89%(2)         11.31%(2)           4.36%            4.38%(3)         -3.89%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 3/31/85, the date nearest the class's inception for which data are available.

(3) Since 8/31/98, the date nearest the class's inception for which data are available.

See pages 53-55 for more information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 9/30/99
Merrill Lynch Long-Term
   Treasury Index                $24,356
11/15/00 STRIPS Issue            $23,547
Target Maturities Trust: 2000    $22,461

                                     Merrill Lynch
                                       Long-Term        11/15/00 STRIPS
                   Target: 2000      Treasury Index         Issue
DATE                  VALUE              VALUE              VALUE
9/30/1989            $10,000            $10,000            $10,000
9/30/1990            $10,075            $10,256            $10,183
9/30/1991            $12,310            $12,358            $12,520
9/30/1992            $14,528            $14,120            $14,808
9/30/1993            $16,919            $16,987            $17,284
9/30/1994            $15,643            $15,183            $16,000
9/30/1995            $17,965            $18,654            $18,438
9/30/1996            $18,687            $19,094            $19,293
9/30/1997            $20,115            $21,609            $20,865
9/30/1998            $21,919            $26,357            $22,845
9/30/1999            $22,461            $24,356            $23,547

$10,000 investment made 9/30/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2000 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2000
Anticipated Value at Maturity
  (Estimated Share Price)         $101.51
Actual Share Price (Historical)    $96.11

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1985            $26.77                       $100.00
                $35.44                       $100.00
                $33.33                       $98.69
                $37.16                       $97.43
                $44.52                       $96.21
1990            $47.33                       $97.59
                $57.11                       $98.91
                $61.947                      $101.16
                $71.526                      $100.708
                $66.598                      $100.829
1995            $80.408                      $100.992
                $79.947                      $101.102
                $86.06                       $101.13
                $93.78                       $101.78
                $94.58                       $101.71
2000            $96.11                       $101.51


The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 55), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                 www.americancentury.com      5


Target: 2000--Q&A
--------------------------------------------------------------------------------
[photo of Jeremy Fletcher]   [photo of Dave Schroeder]

     An interview with Jeremy Fletcher and Dave Schroeder, portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     Despite rising interest rates (see page 4 for details), Target: 2000 managed a positive return. For the fiscal year ended September 30, 1999, the portfolio returned 2.48%, compared with the 3.07% return of its benchmark, a STRIPS issue maturing on November 15, 2000.* (See the previous page for other fund performance comparisons.)

     It's important to note that the fund's return is reduced by management expenses and transaction costs, while the benchmark's return is not.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PAST YEAR?

     Most of the changes we make in an effort to add value revolve around cash flows into or out of the portfolio. It's the most efficient way to make adjustments, and it helps keep transaction costs down.

     In the last year, we saw about $35 million move out of the Target: 2000 portfolio. To meet these cash outflows, we sold some of the fund's STRIPS, which are the easiest Treasury zero-coupon bonds (zeros) to sell. As a result, STRIPS fell from 40% of the portfolio a year ago to 25% at the end of the period (see the charts on page 7).

DID THESE SALES HAVE ANY IMPACT ON THE PORTFOLIO'S WEIGHTED AVERAGE MATURITY
(WAM) DATE?

     Yes. The WAM date shortened by about a month, from December 1, 2000, to November 3, 2000. The shorter WAM date caused the fund's anticipated value at maturity to fall 27 cents over the past year.

     The WAM date shortened because the STRIPS we sold had maturity dates in mid-2001. We wanted to start selling some of the zeros that will mature after the expected liquidation date of the portfolio, something we'll have to do eventually anyway.

ARE PLANS ALREADY IN PLACE FOR THE LIQUIDATION OF THE PORTFOLIO?

     Not yet, but it's on our radar screen. Based on what we did with the 1990 and 1995 portfolios, we expect to liquidate the Target: 2000 portfolio right after the end of next year. Shareholders will get notification and more details next fall.

     One thing we're doing right now is to start positioning the portfolio with an eye toward liquidation. Selling the longer-maturity zeros in the portfolio is one aspect of that, and we're also looking at Treasury bills and other short-term Treasury securities as possible fund investments going forward.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"WE EXPECT TO LIQUIDATE THE TARGET: 2000 PORTFOLIO RIGHT AFTER THE END OF NEXT YEAR."

PORTFOLIO AT A GLANCE
                           9/30/99           9/30/98
NUMBER OF SECURITIES         56                52
ANTICIPATED GROWTH
   RATE                     5.08%             3.81%
WEIGHTED AVERAGE
   MATURITY DATE           11/3/00           12/1/00
ANTICIPATED VALUE AT
   MATURITY (AVM)*         $101.51           $101.78
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.59%             0.59%

* See graph on page 5.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 55-56.


6      1-800-345-2021


Target: 2000--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHY WOULD YOU INVEST IN SECURITIES OTHER THAN ZEROS?

     It gives us more investment options and opportunities to add value. And when you're looking at maturities of one year or less, most Treasury securities behave like zeros anyway. Treasury bills are a good example--you buy them at a discount and get full face value at maturity, just like a zero.

     Another good thing about T-bills is they are very easy to buy and sell. This high degree of liquidity will be helpful in the coming year as investors begin to cash out of the portfolio.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     A year ago, Treasury yields were as low as they've ever been. Since then, the economy has shown continued strength, so it's not surprising that yields have risen significantly in the past year. We think that Treasury yields have returned to "fair value" based on current economic conditions.

     Although we believe that most of the increase in yields is behind us, it's possible that rates could rise a little further in the coming months. The U.S. economy grew by 4.1% over the past year, a healthy pace that the Federal Reserve probably considers inflationary.

     So far, though, inflation has remained modest--consumer prices rose 2.6% in the last year, which is below the long-term average and within the Fed's comfort level. But inflation has been on the upswing lately, surging at an annual rate of more than 4% in the last three months.

     As a result, it's likely that the Fed will raise short-term rates again in November, a move that's already been priced into the bond market. After that, the Fed will probably be on hold until early next year as it focuses its attention on the banking system during the transition into the year 2000.

     So, if we continue to see strong economic growth or more threatening inflation numbers through the end of this year, bond yields could rise as much as 25-50 basis points (0.25%- 0.50%) from their current levels. On the other hand, if the economy and inflation rate level off, then yields should be more stable.

WHAT ARE YOUR PLANS FOR TARGET: 2000 GOING FORWARD?

     One thing we'll be focusing on is reinvesting proceeds from maturing zeros. We already had some zeros mature back in May, and we have a more sizable amount maturing in mid-November.

     We'll probably invest the proceeds from the November maturities in STRIPS that mature in November 2000. These zeros currently offer an extra 20 basis points (0.20%) in yield over one-year Treasury bills.

     As other maturities occur in 2000, we'll look at the various types of short-term Treasury securities and invest in those that offer the most attractive yields.

[right margin]

"TARGET: 2000 ALREADY HAD SOME OF ITS ZEROS MATURE BACK IN MAY, AND WE HAVE A MORE SIZABLE AMOUNT MATURING IN MID-NOVEMBER."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
STRIPS             25%
TRs                49%
REFCORPs           14%
BECCs               4%
Other               8%

AS OF MARCH 31, 1999
STRIPS             30%
TRs                43%
REFCORPs           14%
BECCs               4%
Other               9%

Investment terms are defined in the Glossary on pages 55-56.


                                                 www.americancentury.com      7


Target: 2000--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

SEPTEMBER 30, 1999

Principal Amount                                                     Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 86.4%
             $      75,000  ETR, 5.26%, 11/15/99                $     74,534
                    81,000  ETR, 5.63%, 11/15/99                      80,497
                   153,000  STRIPS -- COUPON, 5.40%,
                                11/15/99                             152,102
                 2,000,000  STRIPS -- PRINCIPAL, 4.88%,
                                11/15/99                           1,988,450
                 2,836,700  TBR, 7.83%, 11/15/99                   2,819,187
                    75,000  TR, 5.20%, 11/15/99                       74,542
                   349,800  TR, 5.46%, 11/15/99                      347,662
                   133,000  CATS, 5.22%, 2/15/00                     130,417
                    88,125  CUBES, 8.60%, 2/15/00                     86,414
                   100,000  STRIPS -- COUPON, 4.63%,
                                2/15/00                               98,122
                   306,945  TBR, 8.80%, 2/15/00                      300,907
                     5,000  TR, 5.50%, 2/15/00                         4,903
                29,708,220  TR, 6.69%, 2/15/00                    29,129,136
                    28,146  TR, 8.50%, 2/15/00                        27,597
                   199,843  TR, 8.88%, 2/15/00                       195,948
                   100,000  TR, 9.28%, 2/15/00                        98,051
                12,100,000  STRIPS -- PRINCIPAL, 4.88%,
                                5/15/00                           11,720,994
                   645,525  TBR, 8.62%, 5/15/00                      624,188
                   849,000  TBR, 8.72%, 5/15/00                      820,938
                    13,000  TIGR, 5.05%, 5/15/00                      12,576
                 5,000,000  CUBES, 5.50%, 8/15/00                  4,764,828
                   633,000  STRIPS -- COUPON, 5.71%,
                                8/15/00                              604,150
                 3,667,000  STRIPS -- PRINCIPAL, 7.49%,
                                8/15/00                            3,499,869
                   894,045  TBR, 8.72%, 8/15/00                      851,488
                15,427,980  TR, 4.89%, 8/15/00                    14,779,759
                   500,000  STRIPS -- COUPON, 4.16%,
                                11/15/00                             470,334
                14,391,000  STRIPS -- PRINCIPAL, 7.97%,
                                11/15/00                          13,537,152
                   289,250  TBR, 5.63%, 11/15/00                     271,347
                    29,600  TR, 8.49%, 11/15/00                       27,783
                       843  TR, 9.43%, 11/15/00                          791
                    75,000  CATS, 5.34%, 2/15/01                      69,340
                 1,700,000  STRIPS -- PRINCIPAL, 5.57%,
                                2/15/01                            1,576,337

Principal Amount                                                     Value
--------------------------------------------------------------------------------

             $      87,280  TBR, 5.63%, 2/15/01                 $     80,618
                 1,368,000  TIGR, 5.52%, 2/15/01                   1,264,769
                 1,631,000  TIGR, 5.52%, 2/15/01                   1,507,923
                 1,658,000  TIGR, 5.52%, 2/15/01                   1,532,886
                 2,790,000  TR, 5.52%, 2/15/01                     2,578,776
                 1,143,650  TR, 5.52%, 2/15/01                     1,057,067
                 1,952,980  TR, 5.81%, 2/15/01                     1,805,124
                 2,343,928  TR, 5.86%, 2/15/01                     2,166,475
                 9,464,850  TR, 6.53%, 2/15/01                     8,748,289
                23,877,000  TR, 6.64%, 2/15/01                    22,069,329
                 1,400,000  COUGAR, 5.63%, 5/15/01                 1,273,474
                 1,496,250  CUBES, 6.21%, 5/15/01                  1,361,239
                    44,000  TIGR, 5.39%, 5/15/01                      40,068
                   992,275  TR, 5.57%, 5/15/01                       903,309
                 2,735,705  TR, 5.57%, 5/15/01                     2,490,424
                14,235,000  STRIPS -- PRINCIPAL, 7.44%,
                                8/15/01                           12,824,872
                 6,320,000  TR, 4.84%, 8/15/01                     5,668,092
                 7,060,020  TR, 5.38%, 8/15/01                     6,331,779
                 8,900,000  BEC, 5.99%, 11/15/01                   7,848,959
                 5,100,000  STRIPS -- PRINCIPAL, 5.06%,
                                11/15/01                           4,529,830
                                                                ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                              175,323,645
                                                                ------------
   (Cost $174,364,956)

ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 13.6%
                10,000,000  REFCORP STRIPS -- COUPON,
                                4.93%, 1/15/00                     9,851,309
                 8,000,000  REFCORP STRIPS -- COUPON,
                                5.55%, 4/15/00                     7,778,914
                 7,442,000  REFCORP STRIPS -- COUPON,
                                5.61%, 10/15/00                    7,026,193
                 3,215,000  REFCORP STRIPS -- COUPON,
                                5.70%, 10/15/01                    2,859,641
                                                                ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                 27,516,057
                                                                ------------
   (Cost $27,523,290)

TOTAL INVESTMENT SECURITIES -- 100.0%                           $202,839,702
                                                                ============
   (Cost $201,888,246)

NOTES TO SCHEDULE OF INVESTMENTS

BEC = Book Entry Corpus

CATS = Certificates of Accrual of Treasury Securities

COUGAR = Coupons on Underlying Government Securities

CUBES = Coupons Under Book Entry Safekeeping

ETR = Easy Growth Treasury Receipts

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TBR = Treasury Bond Receipts

TIGR = Treasury Investment Growth Receipts

TR = Treasury Receipts

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


8      1-800-345-2021                         See Notes to Financial Statements


Target: 2005--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

                     INVESTOR CLASS (INCEPTION 3/25/85)                      ADVISOR CLASS (INCEPTION 8/3/98)
                TARGET           11/15/05       MERRILL LYNCH         TARGET           11/15/05        MERRILL LYNCH
              MATURITIES         MATURITY         LONG-TERM         MATURITIES         MATURITY          LONG-TERM
              TRUST: 2005      STRIPS ISSUE     TREASURY INDEX      TRUST: 2005      STRIPS ISSUE      TREASURY INDEX
===========================================================================================================================
6 MONTHS(1)     -1.63%            -1.76%           -2.56%             -1.73%            -1.76%           -2.56%
1 YEAR          -5.44%            -4.97%           -7.59%             -5.67%            -4.97%           -7.59%
===========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          7.85%             8.39%            8.45%               --                --             --
5 YEARS          9.91%            10.49%            9.91%               --                --             --
10 YEARS         9.75%            10.11%            9.31%               --                --             --
LIFE OF FUND    13.27%           14.80%(2)        11.31%(2)            1.74%           -0.41%(3)         0.14%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 3/31/85, the date nearest the class's inception for which data are available.

(3) Since 7/31/98, the date nearest the class's inception for which data are available.

See pages 53-55 for more information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 9/30/99
11/15/05 STRIPS Issue            $26,195
Target Maturities Trust: 2005    $25,358
Merrill Lynch Long-Term
   Treasury Index                $24,356

                                     Merrill Lynch
                                       Long-Term        11/15/05 STRIPS
                   Target: 2005      Treasury Index         Issue
DATE                  VALUE              VALUE              VALUE
9/30/1989            $10,000            $10,000            $10,000
9/30/1990             $9,696            $10,256             $9,740
9/30/1991            $12,279            $12,358            $12,424
9/30/1992            $14,393            $14,120            $14,525
9/30/1993            $18,120            $16,987            $18,502
9/30/1994            $15,810            $15,183            $15,909
9/30/1995            $19,787            $18,654            $20,070
9/30/1996            $20,215            $19,094            $20,572
9/30/1997            $22,560            $21,609            $23,098
9/30/1998            $26,817            $26,357            $27,566
9/30/1999            $25,358            $24,356            $26,195

$10,000 investment made 9/30/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2005 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2005
Anticipated Value at Maturity
  (Estimated Share Price)         $101.28
Actual Share Price (Historical)    $72.55

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1985            $16.69                       $98.00
                $23.74                       $97.00
                $21.28                       $94.59
                $24.36                       $93.66
                $30.18                       $93.14
1990            $31.26                       $97.25
                $37.97                       $99.29
                $41.597                      $99.625
                $50.575                      $100.087
                $46.066                      $100.516
1995            $61.108                      $100.34
                $57.829                      $100.707
                $64.54                       $100.85
                $76.72                       $101.53
                $73.75                       $101.07
2000            $72.55                       $101.28




2005


The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 55), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                 www.americancentury.com      9


Target: 2005--Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     Rising interest rates (see page 4 for details) led to a negative return for
Target: 2005. For the fiscal year ended September 30, 1999, the portfolio returned -5.44%, compared with the -4.97% return of its benchmark, a STRIPS issue maturing on November 15, 2005.* (See the previous page for other fund performance comparisons.)

     It's important to note that the fund's return is reduced by management expenses and transaction costs, while the benchmark's return is not.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PAST YEAR?

     Most of the changes we make in an effort to add value revolve around cash flows into or out of the portfolio. It's the most efficient way to make adjustments, and it helps keep transaction costs down.

     We bought or sold STRIPS, which are the easiest Treasury zero-coupon bonds (zeros) to buy and sell, to meet cash flow demands. We bought STRIPS during the first half of the fiscal year as $30 million in new investments came into the portfolio, and we sold STRIPS over the last six months to meet about $50 million in cash outflows.


YOU ALSO UNLOADED MOST OF TARGET: 2005'S REFCORPS, WHICH ARE NOW JUST 7% OF THE PORTFOLIO (DOWN FROM 30% A YEAR AGO). WHY?

     Selling REFCORPs early in the fiscal year was one of the few changes we made without utilizing cash flows. We were able to sell these zeros at attractive prices because of strong demand for REFCORPs from municipal bond issuers, which are typically state and local governments.

WHAT DO THESE ENTITIES USE REFCORPS FOR?

     Municipal bond issuers use REFCORPs as part of a process to refinance their high-interest-rate bonds. Many municipal bonds have a brief window of time--known as a "call date"--when they can be paid off before maturity. This gives the issuer an opportunity to refinance the bonds if interest rates are lower.

     But the call date doesn't always coincide with a period of lower interest rates, so issuers often try to refinance ahead of time. They do that by issuing new bonds when rates are relatively low and investing the proceeds in Treasury bonds or zeros that mature around the call date. When the call date arrives, the Treasurys mature, and the issuers pay off the old bonds.

     We had a pretty low interest rate environment in late 1998 and early 1999, so municipal refinancing activity was high. REFCORPs maturing around 2005 were popular refinancing tools, so we were able to sell most of our holdings at a premium.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"WE WERE ABLE TO SELL REFCORPS AT ATTRACTIVE PRICES BECAUSE OF STRONG DEMAND FROM MUNICIPAL BOND ISSUERS."

PORTFOLIO AT A GLANCE
                           9/30/99           9/30/98
NUMBER OF SECURITIES         45                42
ANTICIPATED GROWTH
   RATE                     5.64%             3.98%
WEIGHTED AVERAGE
   MATURITY DATE           9/30/05           11/8/05
ANTICIPATED VALUE AT
   MATURITY (AVM)*         $101.28           $101.53
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.59%             0.59%

* See graph on page 9.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 55-56.


10      1-800-345-2021


Target: 2005--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW DID THESE CHANGES AFFECT THE PORTFOLIO'S WEIGHTED AVERAGE MATURITY (WAM)
DATE?

     The WAM date shortened from November 8, 2005, to September 30, 2005. The shorter WAM date caused the fund's anticipated value at maturity to fall 25 cents over the past year.

     The WAM date shortened because most of the zeros we added to the portfolio in the past year mature in mid-2005, while many that we sold--especially the REFCORPs--had maturity dates in 2006.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     A year ago, Treasury yields were as low as they've ever been. Since then, the economy has shown continued strength, so it's not surprising that yields have risen significantly in the past year. We think that Treasury yields have returned to "fair value" based on current economic conditions.

     Although we believe that most of the increase in yields is behind us, it's possible that rates could rise a little further in the coming months. The U.S. economy grew by 4.1% over the past year, a healthy pace that the Federal Reserve probably considers inflationary.

     So far, though, inflation has remained modest--consumer prices rose 2.6% in the last year, which is below the long-term average and within the Fed's comfort level. But inflation has been on the upswing lately, surging at an annual rate of more than 4% in the last three months.

     As a result, it's likely that the Fed will raise short-term rates again in November, a move that's already been priced into the bond market. After that, the Fed will probably be on hold until early next year as it focuses its attention on the banking system during the transition into the year 2000.

     So, if we continue to see strong economic growth or more threatening inflation numbers through the end of this year, bond yields could rise as much as 25-50 basis points (0.25%- 0.50%) from their current levels. On the other hand, if the economy and inflation rate level off, then yields should be more stable.

WHAT ARE YOUR PLANS FOR TARGET: 2005 GOING FORWARD?

     We'll keep the portfolio's WAM date near the November 15, 2005 maturity date of the benchmark. This will help the fund closely track the performance of its benchmark.

     We'll also continue to look for opportunities to add value through adjustments to the mix of zeros in the portfolio.

[right margin]

"ALTHOUGH WE BELIEVE THAT MOST OF THE INCREASE IN YIELDS IS BEHIND US, IT'S POSSIBLE THAT RATES COULD RISE A LITTLE FURTHER IN THE COMING MONTHS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
STRIPS             54%
REFCORPs            7%
BECCs              23%
TRs                13%
Other               3%

AS OF MARCH 31, 1999
STRIPS             59%
REFCORPs            7%
BECCs              19%
TRs                13%
Other               2%

Investment terms are defined in the Glossary on pages 55-56.


                                                www.americancentury.com      11


Target: 2005--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

SEPTEMBER 30, 1999

Principal Amount                                                     Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 93.3%
             $  15,000,000  BECC, 6.09%, 5/15/04                 $ 11,286,187
                   258,000  ETR, 5.70%, 5/15/04                       193,688
                 3,000,000  BECC, 5.12%, 11/15/04                   2,180,158
                   693,750  CUBES, 6.56%, 11/15/04                    506,420
                    87,000  ETR, 5.96%, 11/15/04                       63,068
                 2,517,000  TIGR, 4.75%, 11/15/04                   1,830,970
                    27,000  TIGR, 5.90%, 11/15/04                      19,641
                17,000,000  TR, 4.75%, 11/15/04                    12,384,938
                    50,000  TR, 6.24%, 11/15/04                        36,426
                 7,200,000  BECC, 6.95%, 2/15/05                    5,138,097
                   500,000  STRIPS -- COUPON, 6.37%,
                                2/15/05                               361,867
                 3,456,420  TR, 5.45%, 2/15/05                      2,473,016
                49,000,000  BECC, 5.83%, 5/15/05                   34,404,119
                 4,615,672  CUBES, 8.59%, 5/15/05                   3,256,711
                 1,000,000  ETR, 6.67%, 5/15/05                       700,215
                17,374,000  STRIPS -- COUPON, 8.07%,
                                5/15/05                            12,379,608
               129,059,000  STRIPS -- PRINCIPAL, 5.61%,
                                5/15/05                            91,909,090
                   428,750  TBR, 9.37%, 5/15/05                       300,217
                 6,450,000  TR, 8.38%, 5/15/05                      4,511,470
               108,500,000  STRIPS -- PRINCIPAL, 6.02%,
                                8/15/05                            75,958,839
                 7,000,020  TR, 4.58%, 8/15/05                      4,847,852
                30,000,000  BECC, 6.15%, 11/15/05                  20,393,440
                   170,000  CATS, 6.21%, 11/15/05                     115,975
                   491,519  CUBES, 8.86%, 11/15/05                    335,915
                 1,200,000  LION, 6.41%, 11/15/05                     812,358
                13,600,000  STRIPS -- COUPON, 6.32%,
                                11/15/05                            9,394,396
                 2,247,000  TBR, 8.45%, 11/15/05                    1,522,945
               107,056,000  STRIPS -- COUPON, 6.31%,
                                2/15/06                            72,774,188

Principal Amount                                                     Value
--------------------------------------------------------------------------------

            $    1,003,875  TR, 5.54%, 2/15/06                   $    673,197
                23,678,120  TR, 7.75%, 2/15/06                     15,878,518
                36,000,000  BECC, 5.09%, 5/15/06                   23,659,536
                   107,000  CATS, 6.05%, 5/15/06                       70,593
                 6,032,000  CATS, 8.83%, 5/15/06                    3,954,127
                 2,567,000  CATS, 8.84%, 5/15/06                    1,682,733
                   566,500  CUBES, 6.53%, 5/15/06                     374,466
                 5,098,000  STRIPS -- COUPON, 7.46%,
                                5/15/06                             3,409,035
                   410,000  TBR, 8.46%, 5/15/06                       268,593
                36,264,000  TR, 5.29%, 5/15/06                     23,726,264
                   146,346  TR, 8.89%, 5/15/06                         96,489
                 1,299,780  TR, 8.86%, 8/15/06                        843,602
                23,625,000  BECC, 5.47%, 11/15/06                  15,005,931
                   100,000  U.S. Treasury Corpus, 5.38%,
                                11/15/06                               63,124
                                                                 ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                               459,798,022
                                                                 ------------
   (Cost $466,233,588)

ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 6.7%
                 2,000,000  REFCORP STRIPS -- COUPON,
                                5.84%, 4/15/05                      1,422,342
                26,170,000  REFCORP STRIPS -- COUPON,
                                6.65%, 10/15/05                    18,031,522
                20,319,000  REFCORP STRIPS -- COUPON,
                                6.18%, 7/15/06                     13,336,531
                                                                 ------------
TOTAL ZERO-COUPON U.S.
GOVERNMENT AGENCY SECURITIES                                       32,790,395
                                                                 ------------
   (Cost $32,566,299)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $492,588,417
                                                                 ============
   (Cost $498,799,887)

NOTES TO SCHEDULE OF INVESTMENTS

BECC = Book Entry Callable Corpus

CATS = Certificates of Accrual of Treasury Securities

CUBES = Coupons Under Book Entry Safekeeping

ETR = Easy Growth Treasury Receipts

LION = Lehman Investment Opportunity Note

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TBR = Treasury Bond Receipts

TIGR = Treasury Investment Growth Receipts

TR = Treasury Receipts

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


12      1-800-345-2021                      See Notes to Financial Statements


Target: 2010--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

                     INVESTOR CLASS (INCEPTION 3/25/85)                      ADVISOR CLASS (INCEPTION 10/20/98)
                TARGET           11/15/10       MERRILL LYNCH         TARGET           11/15/10        MERRILL LYNCH
              MATURITIES         MATURITY         LONG-TERM         MATURITIES         MATURITY          LONG-TERM
              TRUST: 2010      STRIPS ISSUE     TREASURY INDEX      TRUST: 2010      STRIPS ISSUE      TREASURY INDEX
===========================================================================================================================
6 MONTHS(1)     -4.06%            -3.69%           -2.56%             -4.20%            -3.69%           -2.56%
1 YEAR         -11.10%           -10.62%           -7.59%               --                --             --
==========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          9.07%             9.67%            8.45%               --                --             --
5 YEARS         11.71%            12.60%            9.91%               --                --             --
10 YEARS        10.34%            10.74%            9.31%               --                --             --
LIFE OF FUND    14.37%           15.79%(2)         11.31%(2)         -8.58%(1)       -8.34%(1)(3)        -6.10%(1)(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 3/31/85, the date nearest the class's inception for which data are available.

(3) Since 10/31/98, the date nearest the class's inception for which data are available.

See pages 53-55 for more information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 9/30/99
11/15/10 STRIPS Issue            $27,740
Target Maturities Trust: 2010    $26,761
Merrill Lynch Long-Term
   Treasury Index                $24,356

                                     Merrill Lynch
                                       Long-Term        11/15/10 STRIPS
                   Target: 2010      Treasury Index         Issue
DATE                  VALUE              VALUE              VALUE
9/30/1989            $10,000            $10,000            $10,000
9/30/1990             $9,315            $10,256             $9,390
9/30/1991            $12,180            $12,358            $12,170
9/30/1992            $13,856            $14,120            $13,748
9/30/1993            $18,513            $16,987            $18,510
9/30/1994            $15,381            $15,183            $15,328
9/30/1995            $20,466            $18,654            $20,735
9/30/1996            $20,626            $19,094            $21,030
9/30/1997            $23,874            $21,609            $24,453
9/30/1998            $30,100            $26,357            $31,037
9/30/1999            $26,761            $24,356            $27,740

$10,000 investment made 9/30/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2010 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2010
Anticipated Value at Maturity
  (Estimated Share Price)         $105.56
Actual Share Price (Historical)    $55.10

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1985            $11.43                       $97
                $17.65                       $97
                $14.96                       $95.27
                $17.31                       $97.13
                $22.16                       $96.66
1990            $22.22                       $97.52
                $26.9                        $98.97
                $29.534                      $100.179
                $37.292                      $100.874
                $32.981                      $101.78
1995            $46.864                      $101.788
                $42.474                      $102.529
                $49.16                       $103.4
                $61.98                       $104.85
                $57.43                       $105.50
2000            $55.10                       $105.56




2005




2010


The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 55), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                www.americancentury.com      13


Target: 2010--Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     Rising interest rates (see page 4 for details) led to a negative return for
Target: 2010. For the fiscal year ended September 30, 1999, the portfolio returned -11.10%, compared with the -10.62% return of its benchmark, a STRIPS issue maturing on November 15, 2010.* (See the previous page for other fund performance comparisons.)

     It's important to note that the fund's return is reduced by management expenses and transaction costs, while the benchmark's return is not.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PAST YEAR?

     Most of the changes we make in an effort to add value revolve around cash flows into or out of the portfolio. It's the most efficient way to make adjustments, and it helps keep transaction costs down.

     But cash flows were pretty stable over the past year. We saw a little money trickle out of the fund in the first six months of the fiscal year, and we sold some of the portfolio's STRIPS, which are the easiest Treasury zero-coupon bonds (zeros) to trade, to meet these cash outflows.

     Outside of fund cash flows, the most significant change we made was to expand Target: 2010's holdings of REFCORPs. We bought these zeros when they offered yields that were 20 basis points (0.20%) higher than STRIPS yields.

WHY WERE REFCORPS YIELDING SO MUCH MORE THAN STRIPS?

     In late 1998 and again in mid-1999, the yield difference--or spread--between Treasury and government agency bonds widened substantially. In both cases, economic uncertainty led investors to shift into Treasurys.

     Since the Resolution Funding Corporation, which issues REFCORPs, is a government agency, the yield spread between STRIPS and REFCORPs also widened. We took advantage of the higher yields, buying REFCORPs at the end of 1998 and during the third quarter of 1999.

     This caused the composition of the Target: 2010 portfolio to change. A year ago, REFCORPs made up about 40% of the portfolio, but now they're 60%.

HOW DID THESE CHANGES AFFECT THE PORTFOLIO'S WEIGHTED AVERAGE MATURITY (WAM)
DATE?

     The WAM date lengthened from October 16, 2010, to November 1, 2010. The WAM date extended because most of the REFCORPs we bought mature in 2011, while many of the STRIPS that we sold had maturity dates in early 2010.

     The longer WAM date, as well as the addition of higher-yielding REFCORPs, caused the fund's anticipated value at maturity to increase by 71 cents over the past year.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"WE TOOK ADVANTAGE OF THE HIGHER YIELDS, BUYING REFCORPS AT THE END OF 1998 AND DURING THE THIRD QUARTER OF 1999."

PORTFOLIO AT A GLANCE
                           9/30/99           9/30/98
NUMBER OF SECURITIES         18                18
ANTICIPATED GROWTH
   RATE                     5.95%             4.41%
WEIGHTED AVERAGE
   MATURITY DATE           11/1/10          10/16/10
ANTICIPATED VALUE AT
   MATURITY (AVM)*         $105.56           $104.85
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.59%             0.59%

* See graph on page 13.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 55-56.


14      1-800-345-2021


Target: 2010--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     A year ago, Treasury yields were as low as they've ever been. Since then, the economy has shown continued strength, so it's not surprising that yields have risen significantly in the past year. We think that Treasury yields have returned to "fair value" based on current economic conditions.

     Although we believe that most of the increase in yields is behind us, it's possible that rates could rise a little further in the coming months. The U.S. economy grew by 4.1% over the past year, a healthy pace that the Federal Reserve probably considers inflationary.

     So far, though, inflation has remained modest--consumer prices rose 2.6% in the last year, which is below the long-term average and within the Fed's comfort level. But inflation has been on the upswing lately, surging at an annual rate of more than 4% in the last three months.

     As a result, it's likely that the Fed will raise short-term rates again in November, a move that's already been priced into the bond market. After that, the Fed will probably be on hold until early next year as it focuses its attention on the banking system during the transition into the year 2000.

     So, if we continue to see strong economic growth or more threatening inflation numbers through the end of this year, bond yields could rise as much as 25-50 basis points (0.25%- 0.50%) from their current levels. On the other hand, if the economy and inflation rate level off, then yields should be more stable.

WHAT ARE YOUR PLANS FOR TARGET: 2010 GOING FORWARD?

     We'll keep the portfolio's WAM date near the November 15, 2010 maturity date of the benchmark. This will help the fund closely track the performance of its benchmark.

     We'll also continue to look for opportunities to add value through adjustments to the mix of zeros in the portfolio. For example, we added some CATS--receipt zeros backed by Treasurys and originally issued by Salomon Brothers in the 1980s--to the Target: 2010 portfolio after the end of the period. These zeros trade very infrequently, but we usually keep an eye out for them because they can offer a nice yield pick-up for the fund.

     We purchased the CATS in early October at a yield that was 23 basis points (0.23%) higher than prevailing STRIPS yields. That extra yield should help boost the fund's long-term performance.

[right margin]

"ALTHOUGH WE BELIEVE THAT MOST OF THE INCREASE IN YIELDS IS BEHIND US, IT'S POSSIBLE THAT RATES COULD RISE A LITTLE FURTHER IN THE COMING MONTHS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
STRIPS             34%
REFCORPs           60%
ETRs                6%

AS OF MARCH 31, 1999
STRIPS             41%
REFCORPs           52%
ETRs                7%

Investment terms are defined in the Glossary on pages 55-56.


                                                www.americancentury.com      15


Target: 2010--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

SEPTEMBER 30, 1999

Principal Amount                                                     Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 40.0%
             $  28,520,000  ETR, 7.11%, 5/15/09                 $ 15,077,712
                11,500,000  STRIPS -- PRINCIPAL, 7.18%,
                                11/15/09                           6,021,608
                 4,000,000  STRIPS -- COUPON, 6.11%,
                                2/15/10                            2,076,862
                 2,587,000  STRIPS -- COUPON, 6.80%,
                                5/15/10                            1,320,798
                20,577,000  STRIPS -- COUPON, 6.75%,
                                8/15/10                           10,329,826
                31,839,000  STRIPS -- COUPON, 7.58%,
                                11/15/10                          15,723,690
                38,360,000  STRIPS -- COUPON, 7.96%,
                                2/15/11                           18,615,246
                14,000,000  STRIPS -- COUPON, 6.32%,
                                5/15/11                            6,679,229
                36,715,000  STRIPS -- COUPON, 6.68%,
                                8/15/11                           17,219,831
                 7,000,000  STRIPS -- COUPON, 6.86%,
                                11/15/11                           3,225,481
                                                                ------------
TOTAL ZERO-COUPON
U.S. TREASURY SECURITIES                                          96,290,283
                                                                ------------
   (Cost $90,450,903)

Principal Amount                                                     Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 60.0%
            $    2,000,000  REFCORP STRIPS -- COUPON,
                                7.98%, 10/15/09                 $  1,044,720
                 5,772,000  REFCORP STRIPS -- COUPON,
                                7.85%, 1/15/10                     2,962,303
                45,728,000  REFCORP STRIPS -- COUPON,
                                6.78%, 4/15/10                    23,067,299
               116,053,000  REFCORP STRIPS -- COUPON,
                                5.98%, 10/15/10                   56,581,506
                72,361,000  REFCORP STRIPS -- COUPON,
                                5.67%, 1/15/11                    34,653,800
                28,850,000  REFCORP STRIPS -- COUPON,
                                7.21%, 4/15/11                    13,577,491
                 7,000,000  REFCORP STRIPS -- COUPON,
                                4.98%, 7/15/11                     3,244,749
                20,000,000  REFCORP STRIPS -- COUPON,
                                6.00%, 10/15/11                    9,115,329
                                                                ------------
TOTAL ZERO-COUPON U.S.
GOVERNMENT AGENCY SECURITIES                                     144,247,197
                                                                ------------
   (Cost $152,097,676)

TOTAL INVESTMENT SECURITIES -- 100.0%                           $240,537,480
                                                                ============
   (Cost $242,548,579)

NOTES TO SCHEDULE OF INVESTMENTS

ETR = Easy Growth Treasury Receipts

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


16      1-800-345-2021                      See Notes to Financial Statements


Target: 2015--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

                     INVESTOR CLASS (INCEPTION 9/1/86)                      ADVISOR CLASS (INCEPTION 7/23/99)
                TARGET           11/15/15       MERRILL LYNCH         TARGET           11/15/15        MERRILL LYNCH
              MATURITIES         MATURITY         LONG-TERM         MATURITIES         MATURITY          LONG-TERM
              TRUST: 2015      STRIPS ISSUE     TREASURY INDEX      TRUST: 2015      STRIPS ISSUE      TREASURY INDEX
===========================================================================================================================
6 MONTHS(1)     -5.39%            -4.99%           -2.56%               --                --                  --
1 YEAR         -13.70%           -13.31%           -7.59%               --                --                  --
===========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         10.43%            10.87%            8.45%               --                --                  --
5 YEARS         13.56%            14.21%            9.91%               --                --                  --
10 YEARS        10.66%            11.05%            9.31%               --                --                  --
LIFE OF FUND     9.87%           10.12%(2)         8.95%(2)          -1.44%(1)       -0.18%(1)(3)        0.35%(1)(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 9/30/86, the date nearest the class's inception for which data are available.

(3) Since 7/31/99, the date nearest the class's inception for which data are available.

See pages 53-55 for more information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 9/30/99
11/15/15 STRIPS Issue            $28,533
Target Maturities Trust: 2015    $27,554
Merrill Lynch Long-Term
   Treasury Index                $24,356

                                     Merrill Lynch
                                       Long-Term        11/15/15 STRIPS
                   Target: 2015      Treasury Index         Issue
DATE                  VALUE              VALUE              VALUE
9/30/1989            $10,000            $10,000            $10,000
9/30/1990             $8,803            $10,256             $8,784
9/30/1991            $11,806            $12,358            $11,825
9/30/1992            $13,054            $14,120            $13,070
9/30/1993            $18,591            $16,987            $18,726
9/30/1994            $14,590            $15,183            $14,685
9/30/1995            $20,614            $18,654            $20,949
9/30/1996            $20,460            $19,094            $20,937
9/30/1997            $24,544            $21,609            $25,188
9/30/1998            $31,924            $26,357            $32,915
9/30/1999            $27,554            $24,356            $28,533

$10,000 investment made 9/30/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2015 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2015
Anticipated Value at Maturity
  (Estimated Share Price)         $112.62
Actual Share Price (Historical)    $43.04

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1986            $14.24                       $101.00
                $11.37                       $102.86
                $12.63                       $102.75
                $16.86                       $101.77
1990            $16.29                       $102.24
                $19.95                       $106.05
                $21.502                      $107.792
                $28.064                      $106.952
                $24.11                       $108.832
1995            $36.819                      $109.462
                $31.962                      $110.109
                $38.34                       $110.52
                $49.87                       $112.63
                $45.49                       $112.52
2000            $43.04                       $112.62




2005




2010




2015


The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 55), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                www.americancentury.com      17


Target: 2015--Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     Rising interest rates (see page 4 for details) led to a negative return for
Target: 2015. For the fiscal year ended September 30, 1999, the portfolio returned -13.70%, compared with the -13.31% return of its benchmark, a STRIPS issue maturing on November 15, 2015.* (See the previous page for other fund performance comparisons.)

     It's important to note that the fund's return is reduced by management expenses and transaction costs, while the benchmark's return is not.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PAST YEAR?

     Most of the changes we make in an effort to add value revolve around cash flows into or out of the portfolio. It's the most efficient way to make adjustments, and it helps keep transaction costs down.

     In the last year, we saw about $60 million in new investments come into the
Target: 2015 portfolio. We invested this new cash in STRIPS, which are the most readily available Treasury zero-coupon bonds (zeros). As a result, STRIPS rose from 50% of the portfolio a year ago to 60% at the end of the period (see the charts on page 19).

     Outside of fund cash flows, the most significant change we made was to sell some of the portfolio's REFCORPs. We sold a few of these zeros at attractive prices because of demand for REFCORPs from municipal bond issuers, which are typically state and local governments.

WHAT DO THESE ENTITIES USE REFCORPS FOR?

     Municipal bond issuers use REFCORPs as part of a process to refinance their high-interest-rate bonds. Many municipal bonds have a brief window of time--known as a "call date"--when they can be paid off before maturity. This gives the issuer an opportunity to refinance the bonds if interest rates are lower.

     But the call date doesn't always coincide with a period of lower interest rates, so issuers often try to refinance ahead of time. They do that by issuing new bonds when rates are relatively low and investing the proceeds in Treasury bonds or zeros that mature around the call date. When the call date arrives, the Treasurys mature, and the issuers pay off the old bonds.

     We had a pretty low interest rate environment in late 1998 and early 1999, so municipal refinancing activity was high. Most of it involved bonds with call dates of ten years or less, but there were a couple of longer-term refinancing deals that created demand for REFCORPs maturing in 2015. As a result, we were able to sell some of our holdings at a premium.

HOW DID THESE CHANGES AFFECT THE PORTFOLIO'S WEIGHTED AVERAGE MATURITY (WAM)
DATE?

     They really didn't impact it much. We try to keep the WAM date very close to the November 15, 2015 maturity date of the fund's benchmark, and most of the STRIPS we bought during the past year had the same November maturity date.

     The steady WAM date explains why Target: 2015's anticipated value at maturity was virtually unchanged from where it was a year ago.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"WE SOLD A FEW REFCORPS AT ATTRACTIVE PRICES BECAUSE OF DEMAND FROM MUNICIPAL BOND ISSUERS."

PORTFOLIO AT A GLANCE
                            9/30/99           9/30/98
NUMBER OF SECURITIES          13                12
ANTICIPATED GROWTH
   RATE                      6.06%             4.81%
WEIGHTED AVERAGE
   MATURITY DATE           11/14/15          11/13/15
ANTICIPATED VALUE AT
   MATURITY (AVM)*          $112.62           $112.63
EXPENSE RATIO (FOR
   INVESTOR CLASS)           0.59%             0.59%

* See graph on page 17.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 55-56.


18      1-800-345-2021


Target: 2015--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     A year ago, Treasury yields were as low as they've ever been. Since then, the economy has shown continued strength, so it's not surprising that yields have risen significantly in the past year. We think that Treasury yields have returned to "fair value" based on current economic conditions.

     Although we believe that most of the increase in yields is behind us, it's possible that rates could rise a little further in the coming months. The U.S. economy grew by 4.1% over the past year, a healthy pace that the Federal Reserve probably considers inflationary.

     So far, though, inflation has remained modest--consumer prices rose 2.6% in the last year, which is below the long-term average and within the Fed's comfort level. But inflation has been on the upswing lately, surging at an annual rate of more than 4% in the last three months.

     As a result, it's likely that the Fed will raise short-term rates again in November, a move that's already been priced into the bond market. After that, the Fed will probably be on hold until early next year as it focuses its attention on the banking system during the transition into the year 2000.

     So, if we continue to see strong economic growth or more threatening inflation numbers through the end of this year, bond yields could rise as much as 25-50 basis points (0.25%- 0.50%) from their current levels. On the other hand, if the economy and inflation rate level off, then yields should be more stable.

WHAT ARE YOUR PLANS FOR TARGET: 2015 GOING FORWARD?

     We'll continue to keep the portfolio's WAM date near the maturity date of the benchmark. This will help the fund closely track the performance of its benchmark.

     We'll also continue to look for opportunities to add value through adjustments to the mix of zeros in the portfolio.

[right margin]

"ALTHOUGH WE BELIEVE THAT MOST OF THE INCREASE IN YIELDS IS BEHIND US, IT'S POSSIBLE THAT RATES COULD RISE A LITTLE FURTHER IN THE COMING MONTHS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
STRIPS             60%
REFCORPs           40%

AS OF MARCH 31, 1999
STRIPS             63%
REFCORPs           37%

Investment terms are defined in the Glossary on pages 55-56.


                                                www.americancentury.com      19


Target: 2015--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

SEPTEMBER 30, 1999

Principal Amount                                                     Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 60.2%
            $    4,350,000  STRIPS -- COUPON, 9.22%,
                                2/15/15                         $  1,600,791
                39,408,000  STRIPS -- COUPON, 9.14%,
                                5/15/15                           14,268,200
                35,603,000  STRIPS -- COUPON, 9.13%,
                                8/15/15                           12,682,671
               240,558,000  STRIPS -- COUPON, 6.41%,
                                11/15/15                          84,310,812
                36,300,000  STRIPS -- COUPON, 8.38%,
                                2/15/16                           12,517,264
                17,700,000  STRIPS -- COUPON, 8.39%,
                                5/15/16                            6,005,033
                                                                -------------

TOTAL ZERO-COUPON
U.S. TREASURY SECURITIES                                         131,384,771
                                                                -------------
   (Cost $121,544,322)

Principal Amount                                                     Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 39.8%
             $  17,103,000  REFCORP STRIPS -- COUPON,
                                6.63%, 1/15/15                  $  6,171,281
                54,640,000  REFCORP STRIPS -- COUPON,
                                7.51%, 4/15/15                    19,389,582
                42,568,000  REFCORP STRIPS -- COUPON,
                                7.74%, 7/15/15                    14,856,201
                32,824,000  REFCORP STRIPS -- COUPON,
                                8.36%, 10/15/15                   11,266,025
                 3,447,000  REFCORP STRIPS -- COUPON,
                                6.75%, 1/15/16                     1,163,556
                47,591,000  REFCORP STRIPS -- COUPON,
                                7.51%, 7/15/16                    15,550,519
                57,742,000  REFCORP STRIPS -- COUPON,
                                6.81%, 10/15/16                   18,555,466
                                                                -------------

TOTAL ZERO-COUPON U.S.
GOVERNMENT AGENCY SECURITIES                                      86,952,630
                                                                -------------
   (Cost $79,852,873)

TOTAL INVESTMENT SECURITIES -- 100.0%                           $218,337,401
                                                                =============
   (Cost $201,397,195)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


20      1-800-345-2021                      See Notes to Financial Statements


Target: 2020--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

                     INVESTOR CLASS (INCEPTION 12/29/89)                 ADVISOR CLASS (INCEPTION 10/19/98)
                TARGET                        MERRILL LYNCH         TARGET           11/15/20        MERRILL LYNCH
              MATURITIES        FUND            LONG-TERM         MATURITIES         MATURITY          LONG-TERM
              TRUST: 2020    BENCHMARK(2)    TREASURY INDEX       TRUST: 2020      STRIPS ISSUE      TREASURY INDEX
=========================================================================================================================
6 MONTHS(1)     -7.24%         -6.87%           -2.56%              -7.37%            -6.87%             -2.56%
1 YEAR         -17.16%        -16.82%           -7.59%                --                --                 --
=========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         11.64%         12.16%            8.45%                --                --                 --
5 YEARS         14.91%         15.65%            9.91%                --                --                 --
LIFE OF FUND    10.08%        9.75%(3)          9.05%(3)          -13.94%(1)       -13.11%(1)(4)         -6.10%(1)(4)

(1) Returns for periods less than one year are not annualized.

(2) From December 1989 through April 1990, the fund's benchmark was an 8/15/19 STRIPS issue; from May 1990 through October 1991, it was an 11/15/19 STRIPS issue; and from November 1991 to the present, it has been an 11/15/20 STRIPS issue.

(3) Since 12/31/89, the date nearest the class's inception for which data are available.

(4) Since 10/31/98, the date nearest the class's inception for which data are available.

See pages 53-55 for more information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 9/30/99
Target Maturities Trust: 2020    $25,508
Fund Benchmark                   $24,771
Merrill Lynch Long-Term
   Treasury Index                $23,262

                                     Merrill Lynch
                                       Long-Term            Fund
                   Target: 2020      Treasury Index       Benchmark
DATE                  VALUE              VALUE              VALUE
12/31/1989           $10,000            $10,000            $10,000
3/31/1990             $8,658             $9,592             $8,407
6/30/1990             $9,258            $10,005             $8,818
9/30/1990             $8,025             $9,794             $7,976
12/31/1990            $9,550            $10,645             $9,080
3/31/1991             $9,717            $10,843             $9,257
6/30/1991             $9,208            $10,900             $8,774
9/30/1991            $10,450            $11,802            $10,012
12/31/1991           $11,208            $12,608            $10,623
3/31/1992            $10,592            $12,151             $9,970
6/30/1992            $10,842            $12,654            $10,226
9/30/1992            $11,359            $13,486            $10,690
12/31/1992           $12,143            $13,612            $11,474
3/31/1993            $13,360            $14,518            $12,631
6/30/1993            $14,693            $15,295            $13,854
9/30/1993            $17,269            $16,225            $16,421
12/31/1993           $16,469            $15,956            $15,625
3/31/1994            $14,511            $15,021            $13,672
6/30/1994            $13,378            $14,587            $12,613
9/30/1994            $12,735            $14,501            $11,974
12/31/1994           $13,561            $14,767            $12,775
3/31/1995            $14,769            $15,683            $13,925
6/30/1995            $17,935            $17,402            $17,009
9/30/1995            $18,726            $17,816            $17,816
12/31/1995           $21,876            $19,298            $20,861
3/31/1996            $18,243            $17,998            $17,378
6/30/1996            $18,135            $17,969            $17,361
9/30/1996            $18,334            $18,236            $17,558
12/31/1996           $20,034            $19,106            $19,111
3/31/1997            $18,425            $18,504            $17,620
6/30/1997            $20,268            $19,519            $19,504
9/30/1997            $22,643            $20,635            $21,752
12/31/1997           $25,768            $21,960            $24,758
3/31/1998            $26,100            $22,296            $25,127
6/30/1998            $28,342            $23,319            $27,225
9/30/1998            $30,791            $25,171            $29,781
12/31/1998           $30,015            $24,934            $29,114
3/31/1999            $27,500            $23,872            $26,599
6/30/1999            $26,117            $23,318            $25,347
9/30/1999            $25,508            $23,262            $24,771

$10,000 investment made 12/31/89

The graph at left shows the growth of a $10,000 investment over the life of the fund.* The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2020 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

* 12/31/89 is the date nearest the fund's inception for which index data are available.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2020
Anticipated Value at Maturity
  (Estimated Share Price)         $107.30
Actual Share Price (Historical)    $30.61

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1990            $11.46                       $92.60
                $13.45                       $97.77
                $14.575                      $102.184
                $19.765                      $101.274
                $16.273                      $102.175
1995            $26.245                      $102.54
                $22                          $103.598
                $27.17                       $104.84
                $36.95                       $106.96
                $33.00                       $106.76
2000            $30.61                       $107.30




2005




2010




2015




2020


The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 55), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                www.americancentury.com      21


Target: 2020--Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     Rising interest rates (see page 4 for details) led to a negative return for
Target: 2020. For the fiscal year ended September 30, 1999, the portfolio returned -17.16%, compared with the -16.82% return of its benchmark, a STRIPS issue maturing on November 15, 2020.* (See the previous page for other fund performance comparisons.)

     It's important to note that the fund's return is reduced by management expenses and transaction costs, while the benchmark's return is not.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PAST YEAR?

     Most of the changes we make in an effort to add value revolve around cash flows into or out of the portfolio. It's the most efficient way to make adjustments, and it helps keep transaction costs down.

     Over the last several years, money has consistently flowed out of the
Target: 2020 portfolio. Three years ago, fund assets were nearly $1 billion, but now they're closer to $300 million. Assets have stabilized somewhat in recent months--net withdrawals in the past year were about $120 million, but only $20 million of that was in the last six months.

     To meet these redemptions, we sold some of the portfolio's STRIPS, which are the easiest Treasury zero-coupon bonds (zeros) to sell. STRIPS fell from 46% of the portfolio a year ago to 35% at the end of the period (see the charts on page 23).

DID THESE INVESTOR WITHDRAWALS HAVE ANY ADVERSE IMPACT ON TARGET: 2020'S PERFORMANCE?

     No. The Treasury zero market is very liquid, so it's easy for us to buy and sell zeros when necessary to meet cash flow needs. As you can see from the graph and performance table on page 21, the fund has consistently mirrored the performance of its benchmark since its inception, despite some volatile cash flows along the way.

     However, selling zeros does have tax consequences. The bond rally in 1997 and 1998 was so strong that almost every bond in Target: 2020's portfolio is still trading above the price we paid for it, even though zero prices fell quite a bit in 1999. As a result, our selling activity incurred some taxable capital gains, and we are required to distribute those gains to shareholders.

DOES THAT MEAN ANOTHER BIG CAPITAL GAINS DISTRIBUTION THIS YEAR?

     Yes, although it won't be as large as last year's distribution. In December, Target: 2020 shareholders will receive a taxable capital gains distribution of approximately $3.04 per share. Keep in mind that this is only an estimate, and the amount could change prior to the actual distribution date.

     We made an effort to minimize the tax hit by selling our highest-cost zeros first, but there was just no way to offset all of the gains.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"THE BOND RALLY IN 1997 AND 1998 WAS SO STRONG THAT ALMOST EVERY BOND IN TARGET:
2020'S PORTFOLIO IS STILL TRADING ABOVE THE PRICE WE PAID FOR IT."

PORTFOLIO AT A GLANCE
                           9/30/99           9/30/98
NUMBER OF SECURITIES         16                15
ANTICIPATED GROWTH
   RATE                     6.10%             4.90%
WEIGHTED AVERAGE
   MATURITY DATE           8/21/20           9/5/20
ANTICIPATED VALUE AT
   MATURITY (AVM)*         $107.30           $106.96
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.59%             0.59%

* See graph on page 21.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 55-56.


22      1-800-345-2021


Target: 2020--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW DID THIS SELLING ACTIVITY AFFECT THE PORTFOLIO'S WEIGHTED AVERAGE MATURITY
(WAM) DATE?

     The WAM date shortened slightly from September 5, 2020, to August 21, 2020. Ordinarily, a shorter WAM date would cause the fund's anticipated value at maturity to decrease, but it actually increased by 34 cents over the past year.

     The greater role of REFCORPs in the portfolio accounts for that increase. Because we've been selling STRIPS to meet investor redemptions, REFCORPs have grown to 65% of the portfolio. REFCORPs tend to have higher yields than STRIPS, and that extra yield adds to the expected ending value of the fund's share price.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     A year ago, Treasury yields were as low as they've ever been. Since then, the economy has shown continued strength, so it's not surprising that yields have risen significantly in the past year. We think that Treasury yields have returned to "fair value" based on current economic conditions.

     Although we believe that most of the increase in yields is behind us, it's possible that rates could rise a little further in the coming months. The U.S. economy grew by 4.1% over the past year, a healthy pace that the Federal Reserve probably considers inflationary.

     So far, though, inflation has remained modest--consumer prices rose 2.6% in the last year, which is below the long-term average and within the Fed's comfort level. But inflation has been on the upswing lately, surging at an annual rate of more than 4% in the last three months.

     As a result, it's likely that the Fed will raise short-term rates again in November, a move that's already been priced into the bond market. After that, the Fed will probably be on hold until early next year as it focuses its attention on the banking system during the transition into the year 2000.

     So, if we continue to see strong economic growth or more threatening inflation numbers through the end of this year, bond yields could rise as much as 25-50 basis points (0.25%- 0.50%) from their current levels. On the other hand, if the economy and inflation rate level off, then yields should be more stable.

WHAT ARE YOUR PLANS FOR TARGET: 2020 GOING FORWARD?

     We'll continue to keep the portfolio's WAM date near the November 15, 2020 maturity date of the benchmark. This will help the fund closely track the performance of its benchmark.

     We'll also continue to look for opportunities to add value through adjustments to the mix of zeros in the portfolio.

[right margin]

"ALTHOUGH WE BELIEVE THAT MOST OF THE INCREASE IN YIELDS IS BEHIND US, IT'S POSSIBLE THAT RATES COULD RISE A LITTLE FURTHER IN THE COMING MONTHS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
REFCORPs          65%
STRIPS            35%

AS OF MARCH 31, 1999
REFCORPs          52%
STRIPS            48%

Investment terms are defined in the Glossary on pages 55-56.


                                                www.americancentury.com      23


Target: 2020--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

SEPTEMBER 30, 1999

Principal Amount                                                     Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 34.6%
              $118,000,000  STRIPS -- COUPON, 8.29%,
                                2/15/20                         $ 31,339,051
                63,688,000  STRIPS -- COUPON, 8.38%,
                                5/15/20                           16,658,236
                76,135,000  STRIPS -- COUPON, 7.97%,
                                8/15/20                           19,592,735
               147,407,000  STRIPS -- COUPON, 7.85%,
                                11/15/20(2)                       37,322,279
                 7,750,000  STRIPS -- COUPON, 8.08%,
                                2/15/21                            1,938,600
                 5,500,000  STRIPS -- COUPON, 8.18%,
                                5/15/21                            1,355,077
                 5,500,000  STRIPS -- COUPON, 7.40%,
                                11/15/21                           1,324,589
                                                                ------------

TOTAL ZERO-COUPON
U.S. TREASURY SECURITIES                                         109,530,567
                                                                ------------
   (Cost $81,738,716)

Principal Amount                                                     Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 65.4%
            $      258,000  REFCORP STRIPS -- COUPON,
                                6.21%, 4/15/19                  $     69,857
                91,274,000  REFCORP STRIPS -- COUPON,
                                7.64%, 1/15/20                    23,528,081
                29,156,000  REFCORP STRIPS -- COUPON,
                                5.92%, 4/15/20                     7,398,397
                69,793,000  REFCORP STRIPS -- COUPON,
                                7.45%, 7/15/20                    17,417,180
               249,094,000  REFCORP STRIPS --
                                PRINCIPAL, 8.17%, 7/15/20         62,350,370
                35,406,000  REFCORP STRIPS -- COUPON,
                                6.46%, 10/15/20                    8,689,345
                49,000,000  REFCORP STRIPS --
                                PRINCIPAL, 6.56%, 10/15/20        12,062,347
                25,482,000  REFCORP STRIPS -- COUPON,
                                7.98%, 1/15/21                     6,175,731
               284,945,000  REFCORP STRIPS --
                                PRINCIPAL, 7.33%, 1/15/21         69,271,938
                                                                ------------

TOTAL ZERO-COUPON U.S.
GOVERNMENT AGENCY SECURITIES                                     206,963,246
                                                                ------------
   (Cost $181,092,046)

TOTAL INVESTMENT SECURITIES -- 100.0%                           $316,493,813
                                                                ============
   (Cost $262,830,762)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

(2) Security position, or a portion thereof, has been loaned. (See Note 5 in the Notes to Financial Statements).


24      1-800-345-2021                        See Notes to Financial Statements


Target: 2025--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

                     INVESTOR CLASS (INCEPTION 2/15/96)                 ADVISOR CLASS (INCEPTION 6/1/98)
                TARGET                        MERRILL LYNCH         TARGET           11/15/25        MERRILL LYNCH
              MATURITIES        FUND            LONG-TERM         MATURITIES         MATURITY          LONG-TERM
              TRUST: 2025    BENCHMARK(2)    TREASURY INDEX       TRUST: 2025      STRIPS ISSUE      TREASURY INDEX
=========================================================================================================================
6 MONTHS(1)     -6.69%         -6.84%            -2.56%             -6.81%            -6.84%             -2.56%
1 YEAR         -17.21%        -17.19%            -7.59%            -17.41%           -17.19%             -7.59%
=========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         13.55%         13.09%             8.45%               --                --               --
LIFE OF FUND     7.99%        8.77%(3)           6.86%(3)           -3.16%           -1.85%(4)           1.54%(4)

(1) Returns for periods less than one year are not annualized.

(2) The fund's benchmark was an 8/15/25 STRIPS issue from inception through January 1998, when the benchmark was changed to an 11/15/25 STRIPS issue.

(3) Since 2/29/96, the date nearest the class's inception for which data are available.

(4) Since 5/31/98, the date nearest the class's inception for which data are available.

See pages 53-55 for more information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 9/30/99
Fund Benchmark                   $13,513
Target Maturities Trust: 2025    $13,209
Merrill Lynch Long-Term
   Treasury Index                $12,679

                                     Merrill Lynch
                                       Long-Term            Fund
                   Target: 2025      Treasury Index       Benchmark
DATE                  VALUE              VALUE              VALUE
2/29/1996            $10,000            $10,000            $10,000
3/31/1996             $9,123             $9,810             $9,632
6/30/1996             $8,982             $9,794             $9,361
9/30/1996             $9,022             $9,940             $9,343
12/31/1996            $9,888            $10,414            $10,158
3/31/1997             $8,881            $10,086             $9,077
6/30/1997             $9,964            $10,639            $10,133
9/30/1997            $11,218            $11,247            $11,358
12/31/1997           $12,865            $11,969            $13,127
3/31/1998            $13,067            $12,152            $13,356
6/30/1998            $14,392            $12,710            $14,642
9/30/1998            $15,954            $13,719            $16,319
12/31/1998           $15,671            $13,590            $16,103
3/31/1999            $14,154            $13,011            $14,506
6/30/1999            $13,399            $12,710            $13,718
9/30/1999            $13,209            $12,679            $13,513

$10,000 investment made 2/29/96

The graph at left shows the growth of a $10,000 investment over the life of the fund.* The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2025 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

* 2/29/96 is the date nearest the fund's inception for which index data are available.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2025
Anticipated Value at Maturity
  (Estimated Share Price)         $111.81
Actual Share Price (Historical)    $26.22

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1996            $17.91                       $109.24
                $22.27                       $110.88
                $31.67                       $112.23
                $28.10                       $111.41
2000            $26.22                       $111.81




2005




2010




2015




2020




2025


The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 55), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                www.americancentury.com      25


Target: 2025--Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     Rising interest rates (see page 4 for details) led to a negative return for
Target: 2025. For the fiscal year ended September 30, 1999, the portfolio returned -17.21%, compared with the -17.19% return of its benchmark, a STRIPS issue maturing on November 15, 2025.* (See the previous page for other fund performance comparisons.)

     It's important to note that the fund's return is reduced by management expenses and transaction costs, while the benchmark's return is not.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PAST YEAR?

     Asset growth was the big story. Most of the changes we make in an effort to add value revolve around cash flows into or out of the portfolio. It's the most efficient way to make adjustments, and it helps keep transaction costs down.

     In the past year, shareholders invested more than $400 million in the
Target: 2025 portfolio, doubling the fund's assets. With such a large amount of cash coming in on an almost daily basis, we invested it in STRIPS because they are the most readily available Treasury zero-coupon bonds (zeros) in this maturity sector.

     These investments pushed our STRIPS holdings from 67% of the portfolio a year ago to 86% at the end of the period (see the charts on page 27).

DID THESE INVESTMENTS AFFECT THE PORTFOLIO'S WEIGHTED AVERAGE MATURITY (WAM)
DATE?

     Yes. During the first six months of the fiscal year, we bought a lot of STRIPS maturing in February 2025 because they were offering the most attractive yields. This caused the WAM date to shorten from May 30, 2025, to May 1, 2025.

     In the last six months, we started buying STRIPS maturing in August 2025, which had slightly higher yields than the February zeros. We were quick to take advantage of this because it's unusual--zero-coupon bond yields typically peak around 2020; after that, yields start to decline the further out you go on the maturity scale (see the graph on page 4 for an example).

     Adding a large amount of August 2025 zeros to the portfolio caused the WAM date to extend back out to June 9, 2025, by the end of the period.

IN THE PAST, YOU TALKED ABOUT LOANING OUT SOME OF THE PORTFOLIO'S BONDS. ARE YOU STILL DOING THAT?

     Absolutely. It's a great way to enhance the fund's returns. There is still a somewhat limited supply of zeros with maturities around 2025, and we're one of the major investors in this area of the market. That makes the fund an attractive source for dealers who need to borrow securities.

     We recently expanded our list of potential borrowers, although not all of them have been active yet. We have the flexibility to lend as much as a third of

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"IN THE PAST YEAR, SHAREHOLDERS INVESTED MORE THAN $400 MILLION IN THE TARGET:
2025 PORTFOLIO, DOUBLING THE FUND'S ASSETS."

PORTFOLIO AT A GLANCE
                           9/30/99           9/30/98
NUMBER OF SECURITIES         23                20
ANTICIPATED GROWTH
   RATE                     5.73%             4.80%
WEIGHTED AVERAGE
   MATURITY DATE           6/9/25            5/30/25
ANTICIPATED VALUE AT
   MATURITY (AVM)*         $111.81           $112.23
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.59%             0.59%

* See graph on page 25.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 55-56.


26      1-800-345-2021


Target: 2025--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

the portfolio, but currently we have about 6% of the portfolio's securities loaned out. The fees we earn on these loans provide a boost to the fund's overall return.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     A year ago, Treasury yields were as low as they've ever been. Since then, the economy has shown continued strength, so it's not surprising that yields have risen significantly in the past year. We think that Treasury yields have returned to "fair value" based on current economic conditions.

     Although we believe that most of the increase in yields is behind us, it's possible that rates could rise a little further in the coming months. The U.S. economy grew by 4.1% over the past year, a healthy pace that the Federal Reserve probably considers inflationary.

     So far, though, inflation has remained modest--consumer prices rose 2.6% in the last year, which is below the long-term average and within the Fed's comfort level. But inflation has been on the upswing lately, surging at an annual rate of more than 4% in the last three months.

     As a result, it's likely that the Fed will raise short-term rates again in November, a move that's already been priced into the bond market. After that, the Fed will probably be on hold until early next year as it focuses its attention on the banking system during the transition into the year 2000.

     So, if we continue to see strong economic growth or more threatening inflation numbers through the end of this year, bond yields could rise as much as 25-50 basis points (0.25%- 0.50%) from their current levels. On the other hand, if the economy and inflation rate level off, then yields should be more stable.

WHAT ARE YOUR PLANS FOR TARGET: 2025 GOING FORWARD?

     We'll continue to keep the portfolio's WAM date within the target year, although it will likely remain shorter than the November 15, 2025 maturity date of the benchmark for the time being.

     We'll also continue to look for opportunities to add value through adjustments to the mix of zeros in the portfolio. Our options are somewhat limited because the vast majority of zeros in the 2024-2026 maturity range are STRIPS. The only REFCORP zeros available in this maturity range are interest coupons on bonds maturing in 2030, and there aren't many of those.

     However, we can take advantage of relative values among different STRIPS issues. For example, STRIPS maturing in 2024 and early 2025 outperformed STRIPS maturing in late 2025 and 2026 over the past year. Having a lot of these shorter-term STRIPS in the Target: 2025 portfolio helped improve fund performance.

[right margin]

"ALTHOUGH WE BELIEVE THAT MOST OF THE INCREASE IN YIELDS IS BEHIND US, IT'S POSSIBLE THAT RATES COULD RISE A LITTLE FURTHER IN THE COMING MONTHS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
STRIPS             86%
REFCORPs           14%

AS OF MARCH 31, 1999
STRIPS             76%
REFCORPs           24%

Investment terms are defined in the Glossary on pages 55-56.


                                                www.americancentury.com      27


Target: 2025--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

SEPTEMBER 30, 1999

Principal Amount                                                     Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 85.8%
            $  159,500,000  STRIPS -- COUPON, 5.83%,
                                11/15/24(2)                     $ 33,329,747
               277,500,000  STRIPS -- PRINCIPAL, 6.27%,
                                11/15/24                          58,128,874
               371,900,000  STRIPS -- COUPON, 6.10%,
                                2/15/25(2)                        76,606,455
               528,300,000  STRIPS -- PRINCIPAL, 6.30%,
                                2/15/25                          109,090,756
               134,500,000  STRIPS -- COUPON, 5.83%,
                                5/15/25                           27,277,247
               303,000,000  STRIPS -- COUPON, 5.90%,
                                8/15/25(2)                        60,500,639
             1,118,600,000  STRIPS -- PRINCIPAL, 6.23%,
                                8/15/25                          223,914,050
                99,499,000  STRIPS -- COUPON, 5.94%,
                                11/15/25                          19,560,282
               115,000,000  STRIPS -- COUPON, 6.27%,
                                2/15/26                           22,286,837
                40,000,000  STRIPS -- COUPON, 6.10%,
                                5/15/26                            7,652,013
                17,000,000  STRIPS -- COUPON, 6.03%,
                                8/15/26                            3,214,523
                                                                -------------

TOTAL ZERO-COUPON
U.S. TREASURY SECURITIES                                         641,561,423
                                                                -------------
   (Cost $671,495,962)

Principal Amount                                                     Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 14.2%
            $   10,000,000  REFCORP STRIPS -- COUPON,
                                6.19%, 1/15/24                  $  2,102,429
                25,998,000  REFCORP STRIPS -- COUPON,
                                6.42%, 4/15/24                     5,378,785
                 3,926,000  REFCORP STRIPS -- COUPON,
                                7.10%, 7/15/24                       801,256
                89,170,000  REFCORP STRIPS -- COUPON,
                                6.75%, 10/15/24                   17,930,813
                42,005,000  REFCORP STRIPS -- COUPON,
                                6.93%, 1/15/25                     8,322,700
                33,899,000  REFCORP STRIPS -- COUPON,
                                6.75%, 4/15/25                     6,609,888
                15,142,000  REFCORP STRIPS -- COUPON,
                                6.55%, 7/15/25                     2,905,668
               102,028,000  REFCORP STRIPS -- COUPON,
                                6.76%, 10/15/25                   19,267,528
                56,435,000  REFCORP STRIPS -- COUPON,
                                6.74%, 1/15/26                    10,501,794
                50,559,000  REFCORP STRIPS -- COUPON,
                                6.58%, 4/15/26                     9,282,799
                37,000,000  REFCORP STRIPS -- COUPON,
                                7.27%, 7/15/26                     6,711,874
                90,139,000  REFCORP STRIPS -- COUPON,
                                6.95%, 10/15/26                   16,113,839
                                                                -------------

TOTAL ZERO-COUPON U.S.
GOVERNMENT AGENCY SECURITIES                                     105,929,373
                                                                -------------
   (Cost $99,147,675)

TOTAL INVESTMENT SECURITIES -- 100.0%                           $747,490,796
                                                                =============
   (Cost $770,643,637)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

(2) Security position, or a portion thereof, has been loaned. (See Note 5 in the Notes to Financial Statements).


28      1-800-345-2021                        See Notes to Financial Statements


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 1999                         2000            2005             2010

ASSETS
Investment securities, at value
  (identified cost of $201,888,246,
  $498,799,887, and $242,548,579,
  respectively) (Note 3) .............$ 202,839,702   $ 492,588,417    $ 240,537,480
Cash .................................      111,505         370,126          144,809
Investment in affiliated money
  market fund (Note 2) ...............      136,662         523,140        1,637,413
Securities lending fee receivable ....         --              --               --
                                      -------------   -------------    -------------
                                        203,087,869     493,481,683      242,319,702
                                      -------------   -------------    -------------
LIABILITIES
Payable for capital shares redeemed ..       85,965         455,289          399,223
Accrued management fees (Note 2) .....       97,289         238,048          113,865
Distribution and service
  fees payable (Note 2) ..............          340             957              466
Payable for trustees' fees
  and expenses .......................          532           1,293              622
Accrued expenses and
  other liabilities ..................        1,063           4,534            5,210
                                      -------------   -------------    -------------
                                            185,189         700,121          519,386
                                      -------------   -------------    -------------

Net Assets ...........................$ 202,902,680   $ 492,781,562    $ 241,800,316
                                      =============   =============    =============

NET ASSETS CONSIST OF:
Capital paid in ......................$ 192,962,632   $ 471,336,233    $ 234,562,749
Undistributed net investment income ..    8,476,606      18,541,166        9,891,894
Accumulated undistributed net
  realized gain (loss)
  on investment transactions .........      511,986       9,115,633         (643,228)
Net unrealized appreciation
  (depreciation) on investments
  (Note 3) ...........................      951,456      (6,211,470)      (2,011,099)
                                      -------------   -------------    -------------
                                      $ 202,902,680   $ 492,781,562    $ 241,800,316
                                      =============   =============    =============

Investor Class
Net assets ...........................$ 201,970,770   $ 490,248,093    $ 240,605,972
Shares outstanding ...................    2,101,412       6,757,051        4,366,827
Net asset value per share ............$       96.11   $       72.55    $       55.10

Advisor Class
Net assets ...........................$     931,910   $   2,533,469    $   1,194,344
Shares outstanding ...................        9,723          35,022           21,730
Net asset value per share ............$       95.85   $       72.34    $       54.96


See Notes to Financial Statements               www.americancentury.com      29


Statements of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999                          2015             2020            2025

ASSETS
Investment securities, at value
  (identified cost of $201,397,195,
  $262,830,762, and $770,643,637,
  respectively) (Note 3) .............$ 218,337,401    $ 316,493,813   $ 747,490,796
Cash .................................      174,606          704,831       5,168,849
Investment in affiliated money
  market fund (Note 2) ...............      121,378        2,500,761       3,364,245
Securities lending fee receivable ....         --              8,517          38,018
                                      -------------    -------------   -------------
                                        218,633,385      319,707,922     756,061,908
                                      -------------    -------------   -------------

LIABILITIES
Payable for capital shares redeemed ..      322,693        2,268,469         341,022
Accrued management fees (Note 2) .....      105,379          150,927         350,760
Distribution and service
  fees payable (Note 2) ..............            3              238             392
Payable for trustees' fees
  and expenses .......................          575              823           1,915
Accrued expenses and
  other liabilities ..................        4,225            6,646          14,447
                                      -------------    -------------   -------------
                                            432,875        2,427,103         708,536
                                      -------------    -------------   -------------

Net Assets ...........................$ 218,200,510    $ 317,280,819   $ 755,353,372
                                      =============    =============   =============

NET ASSETS CONSIST OF:
Capital paid in ......................$ 193,480,403    $ 219,074,158   $ 768,702,308
Undistributed net investment income ..    8,994,220       13,317,766      20,751,314
Accumulated undistributed net
  realized gain (loss)
  on investment transactions .........   (1,214,319)      31,225,844     (10,947,409)
Net unrealized appreciation
  (depreciation) on investments
  (Note 3) ...........................   16,940,206       53,663,051     (23,152,841)
                                      -------------    -------------   -------------
                                      $ 218,200,510    $ 317,280,819   $ 755,353,372
                                      =============    =============   =============

Investor Class
Net assets ...........................$ 218,193,111    $ 316,707,307   $ 754,355,948
Shares outstanding ...................    5,069,339       10,347,549      28,765,540
Net asset value per share ............$       43.04    $       30.61   $       26.22

Advisor Class
Net assets ...........................$       7,399    $     573,512   $     997,424
Shares outstanding ...................          172           18,770          38,170
Net asset value per share ............$       43.02    $       30.55   $       26.13


30      1-800-345-2021                      See Notes to Financial Statements


Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED SEPTEMBER 30, 1999            2000            2005            2010

INVESTMENT INCOME
Income:
Interest ............................$ 12,801,787    $ 30,110,200    $ 14,541,083
Income from securities lending ......        --              --              --
                                     ------------    ------------    ------------
                                       12,801,787      30,110,200      14,541,083
                                     ------------    ------------    ------------

Expenses (Note 2):
Management fees .....................   1,258,019       3,089,694       1,435,149
Distribution fees -- Advisor Class ..       1,268           2,311           1,391
Service fees -- Advisor Class .......       1,268           2,311           1,391
Trustees' fees and expenses .........       8,562          20,164           9,643
                                     ------------    ------------    ------------
                                        1,269,117       3,114,480       1,447,574
                                     ------------    ------------    ------------

Net investment income ...............  11,532,670      26,995,720      13,093,509
                                     ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain (loss)
  on investments ....................     882,851       9,503,624       3,303,613
Change in net unrealized
  appreciation on investments .......  (7,272,041)    (67,594,700)    (47,947,788)
                                     ------------    ------------    ------------

Net realized and unrealized
  loss on investments ...............  (6,389,190)    (58,091,076)    (44,644,175)
                                     ------------    ------------    ------------

Net Increase (Decrease) in
  Net Assets Resulting
  from Operations ...................$  5,143,480    $(31,095,356)   $(31,550,666)
                                     ============    ============    ============


See Notes to Financial Statements               www.americancentury.com      31


Statements of Operations
--------------------------------------------------------------------------------
                                                                    (Continued)

YEAR ENDED SEPTEMBER 30, 1999             2015              2020            2025

INVESTMENT INCOME
Income:
Interest ............................$  12,263,365    $  20,298,253    $  26,975,612
Income from securities lending ......         --             65,684          159,726
                                     -------------    -------------    -------------
                                        12,263,365       20,363,937       27,135,338
                                     -------------    -------------    -------------
Expenses (Note 2):
Management fees .....................    1,225,471        2,196,094        2,705,602
Distribution fees -- Advisor Class ..            3              548            1,179
Service fees -- Advisor Class .......            3              548            1,179
Trustees' fees and expenses .........        8,398           14,432           17,249
                                     -------------    -------------    -------------
                                         1,233,875        2,211,622        2,725,209
                                     -------------    -------------    -------------

Net investment income ...............   11,029,490       18,152,315       24,410,129
                                     -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain (loss)
  on investments ....................   (1,189,705)      40,557,105       (9,083,532)
Change in net unrealized
  appreciation on investments .......  (42,858,822)    (132,226,209)     (93,055,873)
                                     -------------    -------------    -------------

Net realized and unrealized
  loss on investments ...............  (44,048,527)     (91,669,104)    (102,139,405)
                                     -------------    -------------    -------------

Net Increase (Decrease) in
  Net Assets Resulting
  from Operations ...................$ (33,019,037)   $ (73,516,789)   $ (77,729,276)
                                     =============    =============    =============


32      1-800-345-2021                      See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED SEPTEMBER 30, 1999 AND SEPTEMBER 30, 1998

Increase (Decrease)                       2000                             2005                           2010
in Net Assets                      1999          1998              1999           1998            1999            1998
OPERATIONS
Net investment income ....  $  11,532,670   $  13,784,666   $  26,995,720   $  21,177,808   $  13,093,509   $  10,026,197
Net realized gain (loss)
  on investments .........        882,851       6,149,330       9,503,624       5,444,663       3,303,613       2,154,470
Change in net unrealized
  appreciation
  on investments .........     (7,272,041)        679,135     (67,594,700)     42,618,545     (47,947,788)     34,621,133
                            -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in
  net assets resulting
  from operations ........      5,143,480      20,613,131     (31,095,356)     69,241,016     (31,550,666)     46,801,800
                            -------------   -------------   -------------   -------------   -------------   -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income:
  Investor Class .........    (13,127,657)    (15,765,056)    (23,463,873)    (15,987,498)    (11,224,267)     (7,102,391)
  Advisor Class ..........         (3,731)           --            (5,103)           --              (872)           --
From net realized gains on
  investment
transactions:
  Investor Class .........     (3,117,167)           --        (7,397,428)     (1,217,264)     (5,371,126)       (850,424)
  Advisor Class ..........           (897)           --            (1,643)           --              (420)           --
In excess of net realized
  gains on investment
  transactions:
  Investor Class .........           --              --              --              --          (643,178)           --
  Advisor Class ..........           --              --              --              --               (50)           --
                            -------------   -------------   -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions
  to shareholders ........    (16,249,452)    (15,765,056)    (30,868,047)    (17,204,762)    (17,239,913)     (7,952,815)
                            -------------   -------------   -------------   -------------   -------------   -------------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease)
  in net assets from
  capital share
  transactions ...........    (23,579,846)    (15,636,711)     20,658,855     200,372,715       6,762,551     120,167,530
                            -------------   -------------   -------------   -------------   -------------   -------------

Net increase (decrease)
  in net assets ..........    (34,685,818)    (10,788,636)    (41,304,548)    252,408,969     (42,028,028)    159,016,515

NET ASSETS
Beginning of period ......    237,588,498     248,377,134     534,086,110     281,677,141     283,828,344     124,811,829
                            -------------   -------------   -------------   -------------   -------------   -------------
End of period ............  $ 202,902,680   $ 237,588,498   $ 492,781,562   $ 534,086,110   $ 241,800,316   $ 283,828,344
                            =============   =============   =============   =============   =============   =============

Undistributed net
  investment income ......  $   8,476,606   $  10,075,324   $  18,541,166   $  16,898,403   $   9,891,894   $   8,023,524
                            =============   =============   =============   =============   =============   =============


See Notes to Financial Statements               www.americancentury.com      33


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

YEARS ENDED SEPTEMBER 30, 1999 AND SEPTEMBER 30, 1998

Increase (Decrease)                       2015                            2020                            2025
in Net Assets                      1999          1998              1999           1998            1999            1998
OPERATIONS
Net investment income ....  $  11,029,490   $   7,132,681   $  18,152,315   $  27,196,872   $  24,410,129   $  10,439,415
Net realized gain (loss)
  on investments .........     (1,189,705)        298,681      40,557,105      55,277,618      (9,083,532)      1,681,458
Change in net unrealized
  appreciation
  on investments .........    (42,858,822)     29,541,335    (132,226,209)     86,449,383     (93,055,873)     60,753,235
                            -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in
  net assets resulting
  from operations ........    (33,019,037)     36,972,697     (73,516,789)    168,923,873     (77,729,276)     72,874,108
                            -------------   -------------   -------------   -------------   -------------   -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income:
  Investor Class .........     (7,536,221)     (6,501,208)    (24,377,620)    (44,888,306)    (12,412,051)     (4,549,154)
  Advisor Class ..........           --              --              (988)           --            (9,148)           --
From net realized gains on
  investment
transactions:
  Investor Class .........           --        (4,326,524)    (61,543,905)    (41,866,720)           --          (305,669)
  Advisor Class ..........           --              --            (2,511)           --              --              --
In excess of net realized
  gains on investment
  transactions:
  Investor Class .........       (295,396)           --              --              --        (3,038,701)           --
  Advisor Class ..........           --              --              --              --            (2,318)           --
                            -------------   -------------   -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions
  to shareholders ........     (7,831,617)    (10,827,732)    (85,925,024)    (86,755,026)    (15,462,218)     (4,854,823)
                            -------------   -------------   -------------   -------------   -------------   -------------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease)
  in net assets from
  capital share
  transactions ...........     88,969,917      29,036,713      (9,329,139)   (149,668,103)    492,333,318     214,370,948
                            -------------   -------------   -------------   -------------   -------------   -------------

Net increase (decrease)
  in net assets ..........     48,119,263      55,181,678    (168,770,952)    (67,499,256)    399,141,824     282,390,233

NET ASSETS
Beginning of period ......    170,081,247     114,899,569     486,051,771     553,551,027     356,211,548      73,821,315
                            -------------   -------------   -------------   -------------   -------------   -------------

End of period ............  $ 218,200,510   $ 170,081,247   $ 317,280,819   $ 486,051,771   $ 755,353,372   $ 356,211,548
                            =============   =============   =============   =============   =============   =============

Undistributed net
  investment income ......  $   8,994,220   $   5,500,951   $  13,317,766   $  19,544,059   $  20,751,314   $   8,762,384
                            =============   =============   =============   =============   =============   =============


34      1-800-345-2021                      See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The trust is composed of the following series:
Target 2000 Fund (2000), Target 2005 Fund (2005), Target 2010 Fund (2010),
Target 2015 Fund (2015), Target 2020 Fund (2020), and Target 2025 Fund (2025) (the funds). Each fund seeks to provide the highest attainable investment return consistent with the creditworthiness of U.S. Treasury securities and the professional management of reinvestment and market risks. Each fund invests primarily in zero-coupon U.S. Treasury securities and will be liquidated shortly after the conclusion of its target maturity year. The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for 2010, 2015 and 2020 commenced on October 20, 1998, July 23, 1999 and October 19, 1998, respectively. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued based on data obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized gains are declared and paid annually in December.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    For the eleven month period ended September 30, 1999, 2010 and 2025 incurred net capital losses of $437,880 and $3,643,967, respectively. The fund has elected to treat such losses as having been incurred in the following fiscal year.

    REVERSE SHARE SPLITS -- The Trustees may authorize reverse share splits immediately after and of a size that exactly offsets the per share amount of the annual dividend and capital gain distribution (if any). After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distributions and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended September 30, 1999, the effective annual Investor Class management fee was 0.59% for each fund.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan for the period ending September 30, 1999, were $2,536, $4,622, $2,782, $6, $1,096, and $2,358 for 2000, 2005, 2010, 2015, 2020, and 2025,
respectively.


                                                www.americancentury.com      35


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

    As of September 30, 1999, 2000, 2005, 2010, 2015, 2020, and 2025 had
invested $136,662, $523,140, $1,637,413, $121,378, $2,500,761, and $3,364,245,
respectively, in shares of the Capital Preservation Fund (CPF). CPF is a money market fund managed by ACIM. The terms of these transactions were identical to those with non-related entities except that, to avoid duplicative management fees, the funds did not pay ACIM management fees with respect to assets invested in CPF.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions in U.S. Treasury securities, excluding short-term investments, for the year ended September 30, 1999, were as follows:

                         2000           2005           2010           2015           2020            2025

Purchases             $64,693,101   $427,052,161   $120,265,367   $194,303,399   $119,046,866    $717,932,149
Proceeds from Sales  $116,476,387   $429,054,434   $130,679,497   $113,603,420   $218,140,390    $249,729,449

On September 30, 1999, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                         2000           2005           2010           2015           2020            2025

Appreciation          $1,303,988     $5,111,730     $7,362,428     $19,838,366    $56,188,760      $2,651,479
Depreciation           (352,532)    (12,282,675)    (9,578,021)    (4,199,740)    (2,613,931)    (33,106,557)
                     ------------   ------------   ------------   ------------   ------------   -------------
Net                    $951,456     $(7,170,945)   $(2,215,593)    $15,638,626    $53,574,829   $(30,455,078)
                     ============   ============   ============   ============   ============   =============
Federal Tax Cost     $201,888,246   $499,759,362   $242,753,073   $202,698,775   $262,918,984    $777,945,874
                     ============   ============   ============   ============   ============   =============


36   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                     2000                          2005                          2010
                            SHARES         AMOUNT         SHARES         AMOUNT         SHARES           AMOUNT
INVESTOR CLASS
Year ended
 September 30, 1999
Sold .....................  612,092      $57,770,190     3,807,270    $285,909,492     3,066,873     $180,610,643
Issued in reinvestment
  of distributions .......  181,232      15,837,405       284,344      20,558,418       291,993        16,796,367
Redeemed .................(1,039,070)   (98,046,529)    (3,876,362)   (288,258,701)   (3,272,275)   (191,905,328)
Reverse share split ...... (185,554)         --          (418,534)         --          (299,137)           --
                          -----------   -------------   -----------   -------------   -----------   -------------
Net increase (decrease) .. (431,300)    $(24,438,934)    (203,282)     $18,209,209     (212,546)       $5,501,682
                          ===========   =============   ===========   =============   ===========   =============

Year ended
 September 30, 1998
Sold .....................  644,385      $57,705,555     4,720,449    $331,282,758     4,025,597     $223,483,879
Issued in reinvestment
  of distributions .......  191,104      15,630,392       270,807      17,061,205       159,789         7,888,903
Redeemed ................. (996,398)    (89,034,661)    (2,122,395)   (148,063,950)   (1,984,180)   (111,205,252)
Reverse share split ...... (192,640)         --          (272,951)         --          (160,955)           --
                          -----------   -------------   -----------   -------------   -----------   -------------
Net increase (decrease) .. (353,549)    $(15,698,714)    2,595,910    $200,280,013     2,040,251     $120,167,530
                          ===========   =============   ===========   =============   ===========   =============
ADVISOR CLASS
Year ended
 September 30, 1999(1)
Sold .....................  11,570       $1,094,025       42,734       $3,107,666       21,871         $1,267,921
Issued in reinvestment
  of distributions .......    53            4,628           41            2,962           23              1,342
Redeemed .................  (2,525)       (239,565)       (8,969)       (660,982)        (141)           (8,394)
Reverse share split ......   (53)            --            (90)            --            (23)              --
                          -----------   -------------   -----------   -------------   -----------   -------------
Net increase .............   9,045        $859,088        33,716       $2,449,646       21,730         $1,260,869
                          ===========   =============   ===========   =============   ===========   =============
Period ended
 September 30, 1998(2)
Sold .....................    678          $62,003         1,571        $112,702
Redeemed .................    --             --            (265)        (20,000)
                          -----------   -------------   -----------   -------------
Net increase .............    678          $62,003         1,306         $92,702
                          ===========   =============   ===========   =============

(1) October 20, 1998 (commencement of sale) through September 30, 1999 for 2010.

(2) August 20, 1998 (commencement of sale) through September 30, 1998 for 2000, and August 3, 1998 (commencement of sale) through September 30, 1998 for 2005


                                                www.americancentury.com      37


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

  Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                         2015                               2020                                2025
                                SHARES          AMOUNT              SHARES         AMOUNT               SHARES        AMOUNT
INVESTOR CLASS
Year ended
 September 30, 1999
Sold .....................      4,900,767   $   231,105,218         9,471,007   $   322,941,734        36,680,251   $ 1,034,698,158
Issued in reinvestment
  of distributions .......        148,946         7,107,814         2,776,706        81,173,983           483,568        14,677,215
Redeemed .................     (3,227,104)     (149,250,610)      (12,145,981)     (414,047,230)      (19,136,239)     (558,021,783)
Reverse share split ......       (163,477)             --          (2,906,872)             --            (507,859)             --
                          ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
Net increase (decrease) ..      1,659,132   $    88,962,422        (2,805,140)  $    (9,931,513)       17,519,721   $   491,353,590
                          ===============   ===============   ===============   ===============   ===============   ===============

Year ended
 September 30, 1998
Sold .....................      2,651,059   $   117,890,797        13,812,474   $   442,006,671        24,090,981   $   649,193,136
Issued in reinvestment
  of distributions .......        281,652        10,744,494         3,356,693        85,814,004           199,765         4,802,916
Redeemed .................     (2,235,577)      (99,598,578)      (21,005,162)     (677,488,778)      (16,157,277)     (439,697,727)
Reverse share split ......       (283,586)             --          (3,387,874)             --            (201,848)             --
                          ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
Net increase (decrease) ..        413,548   $    29,036,713        (7,223,869)  $  (149,668,103)        7,931,621   $   214,298,325
                          ===============   ===============   ===============   ===============   ===============   ===============

ADVISOR CLASS
Year ended
 September 30, 1999(1)
Sold .....................            172   $         7,495            28,341   $       905,834            51,875   $     1,424,236
Issued in reinvestment
  of distributions .......           --                --                 120             3,499               378            11,465
Redeemed .................           --                --              (9,571)         (306,959)          (16,521)         (455,973)
Reverse share split ......           --                --                (120)             --                (378)             --
                          ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
Net increase .............            172   $         7,495            18,770   $       602,374            35,354   $       979,728
                          ===============   ===============   ===============   ===============   ===============   ===============

Period ended
 September 30, 1998(2)
Sold .....................                                                                                 20,572   $       568,207
Redeemed .................                                                                                (17,756)         (495,584)
                                                                                                  ---------------   ---------------
Net increase .............                                                                                  2,816   $        72,623
                                                                                                  ===============   ===============

(1) July 23, 1999 (commencement of sale) through September 30, 1999 for 2015, and October 19, 1998 (commencement of sale) through September 30, 1999 for 2020.

(2) June 1, 1998 (commencement of sale) through September 30, 1998 for 2025.


38      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1999

--------------------------------------------------------------------------------
5. SECURITIES LENDING

    At September 30, securities valued at $18,989,389 for 2020 and $45,126,305 for 2025 were on loan to brokers. Securities received as collateral, at this date, were valued at $19,764,618 and $47,238,010. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
6. BANK LOANS

    Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through September 30, 1999.


                                                www.americancentury.com      39


Target: 2000--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                                          Investor Class
                                                1999            1998            1997            1996            1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $     93.78     $     86.05     $     79.95     $     76.86     $     66.93
                                           -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income(1) .............          5.06            5.13            5.10            4.75            4.37
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ..............         (2.73)           2.60            1.00           (1.66)           5.56
                                           -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations .....          2.33            7.73            6.10            3.09            9.93
                                           -----------     -----------     -----------     -----------     -----------
Distributions(2)
  From Net Investment Income ...........         (5.57)          (5.64)          (5.20)          (3.94)          (3.42)
  From Net Realized Gains ..............         (1.32)           --              --              --              --
                                           -----------     -----------     -----------     -----------     -----------
  Total Distributions ..................         (6.89)          (5.64)          (5.20)          (3.94)          (3.42)
                                           -----------     -----------     -----------     -----------     -----------
Reverse Share Split ....................          6.89            5.64            5.20            3.94            3.42
                                           -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period .........   $     96.11     $     93.78     $     86.05     $     79.95     $     76.86
                                           ===========     ===========     ===========     ===========     ===========
  Total Return(3) ......................          2.48%           8.97%           7.64%           4.01%          14.84%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................          0.59%           0.59%           0.56%           0.53%           0.63%
Ratio of Net Investment Income
  to Average Net Assets ................          5.34%           5.75%           6.14%           5.99%           6.13%
Portfolio Turnover Rate ................            31%             82%             10%             29%             53%
Net Assets, End of Period
  (in thousands) .......................   $   201,971     $   237,525     $   248,377     $   267,757     $   294,736

(1) Computed using average shares outstanding throughout the period.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.


40      1-800-345-2021                      See Notes to Financial Statements


Target: 2000--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED SEPTEMBER 30
(EXCEPT AS NOTED)

                                                           Advisor Class
                                                        1999          1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..............    $ 93.76       $ 91.41
                                                       -------       -------
Income From Investment Operations
  Net Investment Income(2) ........................       4.88          0.54
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ......................      (2.79)         1.81
                                                       -------       -------
  Total From Investment Operations ................       2.09          2.35
                                                       -------       -------
Distributions
  From Net Investment Income ......................      (5.50)         --
  From Net Realized Gains .........................      (1.32)         --
                                                       -------       -------
  Total Distributions .............................      (6.82)         --
                                                       -------       -------
Reverse Share Split ...............................       6.82          --
                                                       -------       -------
Net Asset Value, End of Period ....................    $ 95.85       $ 93.76
                                                       =======       =======
  Total Return(3) .................................       2.23%         2.57%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...........................       0.84%         0.84%(4)
Ratio of Net Investment Income
  to Average Net Assets ...........................       5.09%         5.06%(4)
Portfolio Turnover Rate ...........................         31%           82%
Net Assets, End of Period
  (in thousands) ..................................    $   932       $    64

(1) August 20, 1998 (commencement of sale) through September 30, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


See Notes to Financial Statements             www.americancentury.com      41


Target: 2005--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                                           Investor Class
                                                1999            1998            1997            1996            1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $     76.72     $     64.54     $     57.83     $     56.61     $     45.22
                                           -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income(1) .............          3.77            3.84            3.74            3.50            3.33
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ..............         (7.94)           8.34            2.97           (2.28)           8.06
                                           -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations .....         (4.17)          12.18            6.71            1.22           11.39
                                           -----------     -----------     -----------     -----------     -----------
Distributions(2)
  From Net Investment Income ...........         (3.39)          (3.61)          (3.61)          (2.06)          (2.41)
  From Net Realized Gains ..............         (1.07)          (0.27)          (0.44)          (0.58)          (0.67)
                                           -----------     -----------     -----------     -----------     -----------
  Total Distributions ..................         (4.46)          (3.88)          (4.05)          (2.64)          (3.08)
                                           -----------     -----------     -----------     -----------     -----------
Reverse Share Split ....................          4.46            3.88            4.05            2.64            3.08
                                           -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period .........   $     72.55     $     76.72     $     64.54     $     57.83     $     56.61
                                           ===========     ===========     ===========     ===========     ===========
  Total Return(3) ......................         (5.44)%         18.87%          11.60%           2.15%          25.16%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................          0.59%           0.59%           0.57%           0.58%           0.71%
Ratio of Net Investment Income
  to Average Net Assets ................          5.10%           5.53%           6.15%           6.05%           6.58%
Portfolio Turnover Rate ................            81%             35%             15%             31%             34%
Net Assets, End of Period
   (in thousands) ......................   $   490,248     $   533,986     $   281,677     $   238,864     $   183,452

(1) Computed using average shares outstanding throughout the period.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.


42      1-800-345-2021                      See Notes to Financial Statements


Target: 2005--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED SEPTEMBER 30
(EXCEPT AS NOTED)

                                                         Advisor Class
                                                      1999            1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...........   $   76.69       $   70.91
                                                   ---------       ---------
Income From Investment Operations
  Net Investment Income(2) .....................        3.60            0.58
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...................       (7.95)           5.20
                                                   ---------       ---------
  Total From Investment Operations .............       (4.35)           5.78
                                                   ---------       ---------
Distributions
  From Net Investment Income ...................       (3.32)           --
  From Net Realized Gains ......................       (1.07)           --
                                                   ---------       ---------
  Total Distributions ..........................       (4.39)           --
                                                   ---------       ---------
Reverse Share Split ............................        4.39            --
                                                   ---------       ---------
Net Asset Value, End of Period .................   $   72.34       $   76.69
                                                   =========       =========
  Total Return(3) ..............................       (5.67)%          8.15%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ........................        0.84%           0.84%(4)
Ratio of Net Investment Income
  to Average Net Assets ........................        4.85%           4.87%(4)
Portfolio Turnover Rate ........................          81%             35%
Net Assets, End of Period
  (in thousands) ...............................   $   2,533       $     100

(1) August 3, 1998 (commencement of sale) through September 30, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


See Notes to Financial Statements             www.americancentury.com      43


Target: 2010--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                                          Investor Class
                                                1999            1998            1997            1996            1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $     61.98     $     49.16     $     42.47     $     42.14     $     31.67
                                           -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income(1) .............          3.07            2.94            2.79            2.58            2.41
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ..............         (9.95)           9.88            3.90           (2.25)           8.06
                                           -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations .....         (6.88)          12.82            6.69            0.33           10.47
                                           -----------     -----------     -----------     -----------     -----------
Distributions(2)
  From Net Investment Income ...........         (2.78)          (2.46)          (2.82)          (1.57)          (1.48)
  From Net Realized Gains ..............         (1.33)          (0.29)          (1.17)           --             (0.48)
  In Excess of Net Realized Gains ......         (0.16)           --              --              --              --
                                           -----------     -----------     -----------     -----------     -----------
  Total Distributions ..................         (4.27)          (2.75)          (3.99)          (1.57)          (1.96)
                                           -----------     -----------     -----------     -----------     -----------
Reverse Share Split ....................          4.27            2.75            3.99            1.57            1.96
                                           -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period .........   $     55.10     $     61.98     $     49.16     $     42.47     $     42.14
                                           ===========     ===========     ===========     ===========     ===========
  Total Return(3) ......................        (11.10)%         26.08%          15.75%           0.78%          33.06%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................          0.59%           0.59%           0.62%           0.67%           0.71%
Ratio of Net Investment Income
  to Average Net Assets ................          5.31%           5.39%           6.15%           5.98%           6.56%
Portfolio Turnover Rate ................            49%             34%             26%             24%             26%
Net Assets, End of Period
  (in thousands) .......................   $   240,606     $   283,828     $   124,812     $   111,117     $    95,057

(1) Computed using average shares outstanding throughout the period.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.


44      1-800-345-2021                      See Notes to Financial Statements


Target: 2010--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                Advisor Class
                                                                    1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....................         $   60.12
                                                                  ---------
Income From Investment Operations
  Net Investment Income(2) ..............................              2.81
  Net Realized and Unrealized Loss
  on Investment Transactions ............................             (7.97)
                                                                  ---------
  Total From Investment Operations ......................             (5.16)
                                                                  ---------
Distributions
  From Net Investment Income ............................             (2.76)
  From Net Realized Gains ...............................             (1.33)
  In Excess of Net Realized Gains .......................             (0.16)
                                                                  ---------
  Total Distributions ...................................             (4.25)
                                                                  ---------
Reverse Share Split .....................................              4.25
                                                                  ---------
Net Asset Value, End of Period ..........................         $   54.96
                                                                  =========
  Total Return(3) .......................................             (8.58)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................................              0.84%(4)
Ratio of Net Investment Income
  to Average Net Assets .................................              5.06%(4)
Portfolio Turnover Rate .................................                49%
Net Assets, End of Period
  (in thousands) ........................................         $   1,194

(1) October 20, 1998 (commencement of sale) through September 30, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


See Notes to Financial Statements             www.americancentury.com      45


Target: 2015--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                                          Investor Class
                                                1999            1998            1997            1996            1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $     49.87     $     38.34     $     31.96     $     32.20     $     22.79
                                           -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income(1) .............          2.39            2.17            2.00            1.85            1.71
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ..............         (9.22)           9.36            4.38           (2.09)           7.70
                                           -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations .....         (6.83)          11.53            6.38           (0.24)           9.41
                                           -----------     -----------     -----------     -----------     -----------
Distributions(2)
  From Net Investment Income ...........         (2.10)          (2.11)          (2.05)          (1.28)          (0.87)
  From Net Realized Gain ...............          --             (1.40)          (0.34)          (1.61)           --
  In Excess of Net Realized Gains ......         (0.08)           --              --              --              --
                                           -----------     -----------     -----------     -----------     -----------
  Total Distributions ..................         (2.18)          (3.51)          (2.39)          (2.89)          (0.87)
                                           -----------     -----------     -----------     -----------     -----------
Reverse Share Split ....................          2.18            3.51            2.39            2.89            0.87
                                           -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period .........   $     43.04     $     49.87     $     38.34     $     31.96     $     32.20
                                           ===========     ===========     ===========     ===========     ===========
  Total Return(3) ......................        (13.70)%         30.07%          19.96%          (0.74)%         41.29%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................          0.59%           0.59%           0.61%           0.65%           0.71%
Ratio of Net Investment Income
  to Average Net Assets ................          5.25%           4.96%           5.79%           5.63%           6.40%
Portfolio Turnover Rate ................            55%             31%             21%             17%             70%
Net Assets, End of Period
   (in thousands) ......................   $   218,193     $   170,081     $   114,900     $   115,654     $   114,647

(1) Computed using average shares outstanding throughout the period.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.


46      1-800-345-2021                      See Notes to Financial Statements


Target: 2015--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                 Advisor Class
                                                                     1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ......................          $43.65
                                                                     ------
Income From Investment Operations
  Net Investment Income(2) ................................            0.46
  Net Realized and Unrealized Loss
  on Investment Transactions ..............................           (1.09)
                                                                     ------
  Total From Investment Operations ........................           (0.63)
                                                                     ------
Net Asset Value, End of Period ............................          $43.02
                                                                     ======
  Total Return(3) .........................................           (1.44)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...................................            0.83%(4)
Ratio of Net Investment Income
  to Average Net Assets ...................................            5.01%(4)
Portfolio Turnover Rate ...................................              55%
Net Assets, End of Period
  (in thousands) ..........................................          $    7

(1) July 23, 1999 (commencement of sale) through September 30, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


See Notes to Financial Statements             www.americancentury.com      47


Target: 2020--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                                          Investor Class
                                                1999            1998            1997            1996            1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $     36.95     $     27.17     $     22.00     $     22.47     $     15.28
                                           -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income(1) .............          1.62            1.53            1.51            1.41            1.19
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ..............         (7.96)           8.25            3.66           (1.88)           6.00
                                           -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations .....         (6.34)           9.78            5.17           (0.47)           7.19
                                           -----------     -----------     -----------     -----------     -----------
Distributions(2)
  From Net Investment Income ...........         (2.06)          (2.35)          (1.45)          (0.40)          (0.21)
  From Net Realized Gains ..............         (5.20)          (2.19)           --             (0.04)           --
                                           -----------     -----------     -----------     -----------     -----------
  Total Distributions ..................         (7.26)          (4.54)          (1.45)          (0.44)          (0.21)
                                           -----------     -----------     -----------     -----------     -----------
Reverse Share Split ....................          7.26            4.54            1.45            0.44            0.21
                                           -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period .........   $     30.61     $     36.95     $     27.17     $     22.00     $     22.47
                                           ===========     ===========     ===========     ===========     ===========
  Total Return(3) ......................        (17.16)%         36.00%          23.50%          (2.09)%         47.05%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................          0.59%           0.59%           0.53%           0.61%           0.72%
Ratio of Net Investment Income
  to Average Net Assets ................          4.82%           4.83%           6.29%           6.25%           6.24%
Portfolio Turnover Rate ................            31%             18%             14%             47%             78%
Net Assets, End of Period
  (in thousands) .......................   $   316,707     $   486,052     $   553,551     $   926,319     $   574,702

(1) Computed using average shares outstanding throughout the period.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.


48      1-800-345-2021                      See Notes to Financial Statements


Target: 2020--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                 Advisor Class
                                                                    1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .....................          $ 35.50
                                                                    -------
Income From Investment Operations
  Net Investment Income(2) ...............................             1.50
  Net Realized and Unrealized Loss
  on Investment Transactions .............................            (6.45)
                                                                    -------
  Total From Investment Operations .......................            (4.95)
                                                                    -------
Distributions
  From Net Investment Income .............................            (2.05)
  From Net Realized Gains ................................            (5.20)
                                                                    -------
  Total Distributions ....................................            (7.25)
                                                                    -------
Reverse Share Split ......................................             7.25
                                                                    -------
Net Asset Value, End of Period ...........................          $ 30.55
                                                                    =======
  Total Return(3) ........................................           (13.94)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................................             0.84%(4)
Ratio of Net Investment Income
  to Average Net Assets ..................................             4.57%(4)
Portfolio Turnover Rate ..................................               31%
Net Assets, End of Period
  (in thousands) .........................................          $   574

(1) October 19, 1998 (commencement of sale) through September 30, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


See Notes to Financial Statements             www.americancentury.com      49


Target: 2025--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)

                                                            Investor Class
                                            1999            1998            1997           1996(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..$     31.67     $     22.27     $     17.91    $     19.85
                                       -----------     -----------     -----------    -----------
Income From Investment Operations
  Net Investment Income(2) ............       1.46            1.33            1.21           0.72
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...      (6.91)           8.07            3.15          (2.66)
                                       -----------     -----------     -----------    -----------
  Total From Investment Operations ....      (5.45)           9.40            4.36          (1.94)
                                       -----------     -----------     -----------    -----------
Distributions
  From Net Investment Income ..........      (1.28)          (0.70)          (0.72)          --
  From Net Realized Gains ..............      --             (0.05)           --             --
  In Excess of Net Realized Gains .....      (0.31)           --              --             --
                                       -----------     -----------     -----------    -----------
  Total Distributions .................      (1.59)          (0.75)          (0.72)          --
                                       -----------     -----------     -----------    -----------
Reverse Share Split ...................       1.59            0.75            0.72           --
                                       -----------     -----------     -----------    -----------
Net Asset Value, End of Period ........$     26.22     $     31.67     $     22.27    $     17.91
                                       ===========     ===========     ===========    ===========
  Total Return(3) .....................     (17.21)%         42.21%          24.34%         (9.77)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............       0.59%           0.59%           0.62%          0.67%(4)
Ratio of Net Investment Income
  to Average Net Assets ...............       5.25%           4.94%           6.14%          6.57%(4)
Portfolio Turnover Rate ...............         54%             52%             58%            61%
Net Assets, End of Period
  (in thousands) ......................$   754,356     $   356,122     $    73,821    $    35,661

(1) February 15, 1996 (inception) through September 30, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


50      1-800-345-2021                      See Notes to Financial Statements


Target: 2025--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)

                                                           Advisor Class
                                                        1999          1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..............    $ 31.64       $ 27.27
                                                       -------       -------
Income From Investment Operations
  Net Investment Income(2) ........................       1.39          0.41
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ......................      (6.90)         3.96
                                                       -------       -------
  Total From Investment Operations ................      (5.51)         4.37
                                                       -------       -------
Distributions
  From Net Investment Income ......................      (1.23)         --
  From Net Realized Gains .........................       --            --
  In Excess of Net Realized Gains .................      (0.31)         --
                                                       -------       -------
  Total Distributions .............................      (1.54)         --
                                                       -------       -------
Reverse Share Split ...............................       1.54          --
                                                       -------       -------
Net Asset Value, End of Period ....................    $ 26.13       $ 31.64
                                                       =======       =======
  Total Return(3) .................................     (17.41)%       16.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...........................       0.84%         0.84%(4)
Ratio of Net Investment Income
  to Average Net Assets ...........................       5.00%         4.37%(4)
Portfolio Turnover Rate ...........................         54%           52%
Net Assets, End of Period
  (in thousands) ..................................    $   997       $    89

(1) June 1, 1998 (commencement of sale) through September 30, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


See Notes to Financial Statements             www.americancentury.com      51


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of the American Century Target Maturities Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century Target Maturities Trust: 2000 (2000) (formerly the American Century - Benham Target Maturities Trust: 2000), the American Century Target Maturities Trust: 2005
(2005) (formerly the American Century-Benham Target Maturities Trust: 2005), the American Century Target Maturities Trust: 2010 (2010) (formerly the American Century-Benham Target Maturities Trust: 2010), the American Century Target Maturities Trust: 2015 (2015) (formerly the American Century-Benham Target Maturities Trust: 2015), the American Century Target Maturities Trust: 2020
(2020) (formerly the American Century-Benham Target Maturities Trust: 2020), and the American Century Target Maturities Trust: 2025 (2025) (formerly the American Century-Benham Target Maturities: 2025) (the "Funds") at September 30, 1999, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the three years in the period ended September 30, 1997, for 2000, 2005, 2010, 2015, and 2020, and for the two
years in the period ended September 30, 1997, for 2025 were audited by other auditors, whose report, dated November 3, 1997, expressed an unqualified opinion on those statements. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

                           PricewaterhouseCoopers LLP

Kansas City, Missouri
November 10, 1999


52      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      53


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     The six TARGET MATURITIES TRUST funds, including TARGET: 2000, TARGET:
2005, TARGET: 2010, TARGET: 2015, TARGET: 2020, and TARGET: 2025, invest primarily in zero-coupon U.S. Treasury securities and will be liquidated shortly after the conclusion of their target maturity year. Although these funds offer a relatively predictable return if held to maturity, they may be subject to dramatic price fluctuations that can result in significant gains or losses if sold prior to maturity.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. The index is not an investment product available for purchase.

     The MERRILL LYNCH LONG-TERM TREASURY INDEX is an index of U.S. Treasury securities with maturities greater than 10 years.

FUND BENCHMARKS

     The benchmarks for the Target Maturities Trust funds are coupon STRIPS issues maturing in the target year of each portfolio.

     The benchmark for the Target: 2000 fund is the 11/15/00 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2000.

     The benchmark for the Target: 2005 fund is the 11/15/05 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2005.

     The benchmark for the Target: 2010 fund is the 11/15/10 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2010.

     The benchmark for the Target: 2015 fund is the 11/15/15 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2015.

     The benchmark for the Target: 2020 fund is the 11/15/20 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2020.

     The benchmark for the Target: 2025 fund is the 11/15/25 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2025.

[left margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
       DAVE SCHROEDER
       JEREMY FLETCHER


54      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

* COUPON -- the stated interest rate of a security.

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 40-51.

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* ANTICIPATED GROWTH RATE (AGR) --an approximation of the annualized rate of return that an investor may expect from his purchase date to the fund's WAM date, assuming all dividends and capital gains distributions are reinvested. It assumes that the AVM is reached on the WAM date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* WEIGHTED AVERAGE MATURITY DATE (WAM DATE) -- an average of the maturity dates of a portfolio's securities, weighted by dollar amount. The WAM date is calculated based on the WAM of the portfolio's investments on a given day.

* ANTICIPATED VALUE AT MATURITY (AVM) -- the expected redemption value of a portfolio share on the portfolio's WAM date. (Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM or that the AGR will be realized.)

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. (See Note 2 in the Notes to Financial Statements.)

TYPES OF SECURITIES

* ZERO-COUPON BONDS (ZEROS) --bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity.

TYPES OF ZEROS

* STRIPS (SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES) -- the U.S. Treasury Department program that allows broker-dealers to "strip" Treasury securities into their component parts. The securities created by this "stripping" activity are also known as STRIPS. STRIPS are direct obligations of the U.S. government and are the most liquid (easily bought and sold) Treasury zeros.

* REFCORPS (RESOLUTION FUNDING CORPORATION ZEROS) -- zeros created from bonds issued by the Resolution Funding Corporation, a U.S. government agency. The principal portions of these bonds are secured by Treasury zeros, and the interest portions are guaranteed by the U.S. Treasury. REFCORPs are also relatively liquid.

* RECEIPT ZEROS -- zeros created and issued by broker-dealers before the STRIPS program was implemented in 1985. Broker-dealers created receipt zeros by purchasing Treasury bonds, depositing them in a custodian bank, and then selling receipts representing ownership interest in the interest coupons or principal portions of the bonds. The types of receipt zeros include:

    TRS (TREASURY RECEIPTS) --generic receipt zeros.

    ETRS (EASY-GROWTH TREASURY RECEIPTS) --issued by Dean Witter Reynolds, Inc.

* BECCS -- principal zeros that have been converted from physical delivery to wirable (i.e., able to be transferred electronically) form.


                                                www.americancentury.com      55


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


56      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Large Cap Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

--------------------------------------------------------------------------------
[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY TARGET MATURITIES TRUST

INVESTMENT MANAGER AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES





                                                    Funds Distributor, Inc. is
9911                                 the distributor of American Century funds
SH-ANN-18630                     (c)1999 American Century Services Corporation